     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002


                                                               FILE NO. 33-77496
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         POST-EFFECTIVE AMENDMENT NO. 10
                                       TO
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. EXACT NAME OF TRUST:
                             JPF SEPARATE ACCOUNT B
B. NAME OF DEPOSITOR:
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:

                                ONE GRANITE PLACE
                                CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:

                               RONALD R. ANGARELLA
                                   PRESIDENT
                     JEFFERSON PILOT SECURITIES CORPORATION
                                ONE GRANITE PLACE
                                CONCORD, NH 03301

                                   COPIES TO:

       CHARLENE GRANT, ESQ.                          JOAN E. BOROS, ESQ.
   JEFFERSON PILOT LIFEAMERICA                 JORDEN, BURT, BOROS, CICCHETTI,
        INSURANCE COMPANY                           BERENSON & JOHNSON LLP
        ONE GRANITE PLACE                     1025 THOMAS JEFFERSON STREET, N.W.
        CONCORD, NH 03301                               SUITE 400 EAST
                                                  WASHINGTON, D.C. 20007-0805

                               ------------------

It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on May 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
   UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES.

F. PROPOSED MAXIMUM AGGREGATE OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING REGISTERED:

   REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

G. AMOUNT OF FILING FEE:


   AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE REGISTRANT'S INITIAL FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 ON FEBRUARY 25, 2002.


H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

   As soon as practicable after the effective date.

   Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             PROSPECTUS: MAY 1, 2002


                                   ENSEMBLE II

                             JPF SEPARATE ACCOUNT B

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
  One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-258-3648

This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, Partial Surrenders, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO

JPVF MID-CAP GROWTH PORTFOLIO

JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO

JPVF MID-CAP VALUE PORTFOLIO

JPVF S&P 500 INDEX PORTFOLIO

JPVF SMALL-CAP VALUE PORTFOLIO

JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO

AMERICAN CENTURY VP INTERNATIONAL FUND
AYCO GROWTH FUND

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

MFS RESEARCH SERIES
MFS UTILITIES SERIES

PIMCO TOTAL RETURN BOND PORTFOLIO
TEMPLETON FOREIGN SECURITIES

  FUND: CLASS I

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 X 7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

TABLE OF CONTENTS


                                                PAGE
                                                ----
DEFINITIONS                                      3
POLICY SUMMARY                                   4
THE SEPARATE ACCOUNT                             5
CHARGES & FEES                                   5
  Charges & Fees Assessed Against
    Premium                                      5
  Charges & Fees Assessed Against
    Accumulation Value                           5
  Charges & Fees Assessed Against the
    Separate Account                             6
  Charges Assessed Against the Underlying
    Funds                                        7
  Charges Deducted Upon Surrender                8
ALLOCATION OF PREMIUMS                           9
  The Portfolios                                 9
  Investment Advisers and Objectives for
    Each of the Funds                            9
  Mixed and Shared Funding; Conflicts of
    Interest                                    12
  Fund Additions, Deletions or
    Substitutions                               12
  General Account                               12
POLICY CHOICES                                  13
  General                                       13
  Premium Payments                              13
  Death Benefit Options                         15
  Transfers and Allocations to Funding
    Options                                     15
  Telephone Transfers, Loans and
    Reallocations                               16
  Automated Transfers (Dollar Cost
    Averaging and Portfolio
    Rebalancing)                                16
POLICY VALUES                                   17
  Accumulation Value                            17
  Unit Values                                   17
  Net Investment Factor                         17
  Surrender Value                               18
POLICY RIGHTS                                   18
  Surrenders                                    18
  Withdrawals                                   18
  Grace Period                                  19
  Reinstatement of a Lapsed Policy              19
  Right to Defer Payment                        19
  Policy Loans                                  19
  Policy Changes                                21
  Change in Death Benefit Option                21
  Right of Policy Examination
    ("Free Look Period")                        21
  Supplemental Benefits                         22
DEATH BENEFIT                                   22
POLICY SETTLEMENT                               22
  Settlement Options                            22
THE COMPANY                                     23
DIRECTORS & OFFICERS                            24
ADDITIONAL INFORMATION                          26
  Reports to Policyowners                       26
  Right to Instruct Voting of Fund Shares       27
  Disregard of Voting Instructions              27
  State Regulation                              27
  Legal Matters                                 27
  The Registration Statement                    27
  Financial Statements                          28
  Employee Benefit Plans                        28
  Distribution of the Policy                    28
  Independent Auditors                          28
  Group or Sponsored Arrangements               28
TAX MATTERS                                     29
  General                                       29
  Federal Tax Status of the Company             29
  Life Insurance Qualification                  29
  Charges for JP Financial Income Taxes         32
MISCELLANEOUS POLICY PROVISIONS                 32
  The Policy                                    32
  Payment of Benefits                           32
  Suicide and Incontestability                  32
  Protection of Proceeds                        33
  Nonparticipation                              33
  Changes in Owner and Beneficiary;
    Assignment                                  33
  Misstatements                                 33
APPENDIX A--ILLUSTRATIONS OF
  ACCUMULATION VALUES, CASH
  VALUES AND DEATH BENEFITS                    A-1
FINANCIAL STATEMENTS OF THE COMPANY            F-1
FINANCIAL STATEMENTS OF THE SEPARATE
  ACCOUNT


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

CASH VALUE--The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to you on surrender of the Policy.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot LifeAmerica Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--Either of the two methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

HOME OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Insured's age on the Policy's Issue Date.

ISSUE DATE--The date on which the Policy is issued.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less a 2.0% State Premium Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT B--JPF Separate Account B, a separate investment account we established to fund the Policy.

SPECIFIED AMOUNT--The amount you choose at application, which you may subsequently increase or decrease, and used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

POLICY SUMMARY

The Policy described in this Prospectus is a flexible premium variable life insurance policy. The Policy is intended to provide life insurance and pay a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender of the Policy or death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

As described within, charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age, underwriting class and Specified Amount must be paid at issue. No premium payment may be less than $25. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, it may be reinstated.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4.5% per year.

  THE SEPARATE ACCOUNT

  The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

  Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

  No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


  DIVISIONS. The Policy presently offers twenty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

  CHARGES & FEES


- CHARGES & FEES ASSESSED AGAINST PREMIUM

  PREMIUM CHARGES


  Before we allocate a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state premium tax charge of 2.0% to compensate us for state premium taxes, franchise taxes and other local taxes and assessments imposed on premiums by New York State and local jurisdictions. The actual tax assessed falls between 1.7% and 2.5% of premiums received. Therefore, the 2.0% charge may be higher or lower than the actual tax we incur. We may assess the state premium tax charge on premiums received pursuant to replacements or under Section 1035 of the Internal Revenue Code. We reserve the right to increase this charge to a maximum of 2.5%, and we do not expect to realize a profit as a result of this charge.


- CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

  Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions of the Separate Account or pro rata from each of the Divisions and the General Account. If you do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.

  MONTHLY DEDUCTION

  On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

  The Monthly Deduction equals:

  (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

  (ii)  a Monthly Administrative Fee of $6.

  COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

  The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
  (iii) where

    (i) is the current Cost of Insurance Rate as described in the Policy;

   (ii) is the death benefit at the beginning of the policy month divided by
        1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

  (iii) is the Accumulation Value at the beginning of the policy month.

  If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

  The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

  The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

  MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

  CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

- CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

  RISK CHARGE

  We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in policy years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in policy years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

  The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

  ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

  We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount of the transfer for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also assess an Administrative Fee for withdrawals equal to the lesser of $25 or 2% of the amount withdrawn.

- CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

  PORTFOLIO COMPANY ANNUAL EXPENSES
  (as a percentage of average net assets)



                                                                                                                 TOTAL PORTFOLIO
                                                           MANAGEMENT     12b-1 DISTRIBUTION       OTHER             ANNUAL
                                                              FEES         AND/OR SERVICING       EXPENSES          EXPENSES
                                                         (AFTER EXPENSE   FEES (AFTER EXPENSE  (AFTER EXPENSE    (AFTER EXPENSE
                                                         REIMBURSEMENTS)    REIMBURSEMENTS)    REIMBURSEMENTS)   REIMBURSEMENTS)
                                                         --------------   -------------------  ---------------   ---------------
  JPVF Growth Portfolio                                      0.75%                                 0.12%            0.87%
  JPVF Emerging Growth Portfolio                             0.80%                                 0.14%            0.94%
  JPVF Mid-Cap Growth Portfolio (1)                          0.90%                                 0.34%(2)         1.24%
  JPVF Capital Growth Portfolio (2)                          0.82%                                 0.09%            0.91%
  JPVF Small Company Portfolio                               0.75%                                 0.11%            0.86%
  JPVF Mid-Cap Value Portfolio (1)                           1.05%                                 0.23%            1.28%
  JPVF S&P 500 Index Portfolio (3)                           0.24%                                 0.04%            0.28%
  JPVF Small-Cap Value Portfolio (1)                         1.30%                                 0.22%            1.52%
  JPVF Value Portfolio                                       0.75%                                 0.08%            0.83%
  JPVF International Equity Portfolio                        1.00%                                 0.17%            1.17%
  JPVF World Growth Stock Portfolio                          0.75%                                 0.11%            0.86%
  JPVF Balanced Portfolio                                    0.75%                                 0.11%            0.86%
  JPVF High Yield Bond Portfolio                             0.75%                                 0.36%            1.11%
  JPVF Money Market Portfolio                                0.50%                                 0.09%            0.59%
  American Century VP International Fund                     1.26%                                 0.00%            1.26%
  Ayco Growth Fund (4)                                       0.80%                                 0.20%            1.00%
  Fidelity VIP Growth Portfolio (5)                          0.58%                                 0.10%            0.68%
  Fidelity VIP Equity-Income Portfolio (5)                   0.48%                                 0.10%            0.58%
  Fidelity VIP Contrafund(R) Portfolio (5)                   0.58%                                 0.10%            0.68%
  MFS(R) Research Series                                     0.75%                                 0.14%            0.89%
  MFS(R) Utilities Series                                    0.75%                                 0.18%            0.93%
  PIMCO Total Return Portfolio (6)                           0.25%              0.15%              0.25%            0.65%
  Templeton Foreign Securities Fund: Class 1                 0.75%                                 0.15%            0.90%



  (1) Expense ratios were calculated on an annualized basis.
  (2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.
  (3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
  (4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.
  (5) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio.
  (6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.


  Certain of the Funds' advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Policies. The reimbursements, which are paid by the advisers and do not affect the expenses paid by owners, are separate from the expenses shown above.

- CHARGES DEDUCTED UPON SURRENDER

  If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

  The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. It is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premiums" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the Policy has been in force, as follows:

                 POLICY YEAR           SURRENDER FACTOR
                 -----------           ----------------
                         1-5                 .30
                           6                 .25
                           7                 .20
                           8                 .15
                           9                 .10
                          10                 .05
                11 and after                   0

  We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

  (1) is A times B divided by C, where:

      (a) is the amount of the increase in the Specified Amount;

      (b) is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

      (c) is the Specified Amount in effect after the increase in the Specified Amount.

  (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

  The surrender factor depends on the length of time the increase has been in force, as follows:

            POLICY YEAR                SURRENDER FACTOR
            -----------                ----------------
                    1-5                        .15
                      6                       .125
                      7                        .10
                      8                       .075
                      9                        .05
                     10                       .025
           11 and after                          0

  The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year.

  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

  All applicable Surrender Charges are imposed on Surrenders.

  We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net Withdrawal by the Cash Value and multiplying the result by the amount of the Surrender Charge on a surrender.

  OTHER CHARGES

  We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

  Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

  ALLOCATION OF PREMIUMS

  You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


  SELECTING INVESTMENT OPTIONS

  - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

  - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in funds that are considered more risky than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

  - BE INFORMED. Read this prospectus and the fund prospectuses before choosing your investment options.


- THE PORTFOLIOS

  The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 26 Divisions, which invest in the Portfolios of the following open-end investment management companies:

  Jefferson Pilot Variable Fund, Inc. ("JPVF")

  American Century Variable Portfolios, Inc.
  Ayco Series Trust

  Fidelity(R) Variable Insurance Products Fund ("VIP")
  Fidelity(R) Variable Insurance Products Fund II ("VIP II")

  Franklin Templeton Variable Insurance Products Trust
  MFS(R) Variable Insurance Trust
  PIMCO Variable Insurance Trust

  Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)


  The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

- INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

  The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


  American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. Templeton Investment Counsel, Inc. ("TICI") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth prospects.

JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   MFS
                                            interest income from portfolio
                                            securities, if any, is incidental to
                                            the Portfolio's investment objective
                                            of long-term growth.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.

JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbott &
                                            objective by investing primarily in a diversified           Company
                                            portfolio of equity securities issued by small
                                            companies.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington
                                                                                                        Management Company

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond                    Barclays Global Fund
                                            to the total return of common stocks publicly               Advisors
                                            traded in the United States, as represented by
                                            the S&P 500.

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher & Co.

JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse Asset
                                            primarily in a wide range of equity                         Management, LLC
                                            issues that may offer capital appreciation
                                            and, secondarily, seeks a reasonable
                                            level of current income.

JPVF International Equity Portfolio         Long-term growth of capital through investments             Lombard Odier
                                            in securities whose primary trading markets are             International Portfolio
                                            outside the United States.                                  Management Limited

JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              Templeton Investment
                                            primarily in stocks of companies organized in               Counsel, Inc.
                                            the U.S. or in any foreign nation. A portion of
                                            the Portfolio may also be invested in debt
                                            obligations of companies and governments
                                            of any nation. Any income realized will be
                                            incidental.

American Century VP International Fund      Seeks capital growth.                                       American Century

Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

                                       10

---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).

VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

MFS Research                                Seeks to provide long-term growth of capital and            MFS
                                            future income.

MFS Utilities                               Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio invested
                                            entirely in equity securities).

Templeton Foreign                           Seeks long-term capital growth.                             Templeton Investment
Securities Fund: Class 1                                                                                Counsel, Inc.


(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


---------------------------------------------------------------------------------------------------------------------------
                                            EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Janus
                                            growth, consistent with conservation of capital, by
                                            investing primarily in common stocks
                                            and fixed income securities.



---------------------------------------------------------------------------------------------------------------------------
                                            FIXED INCOME PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                            income as is consistent with preservation of
                                            capital and liquidity.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

- MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST


  Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither we nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

- FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

  We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

  We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

    (a) to operate the Separate Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Division to another, or from any Division to our general account;

    (d) to add, combine, or remove Divisions in the Separate Account;

    (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

    (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

  Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Funds.

- GENERAL ACCOUNT

  Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

  The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the

  General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the General Account Value.

  The General Account is secured by our general assets. Our general assets include all Company assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

  We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus interest at an annual rate of not less than 4.5%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

  If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.


POLICY CHOICES


- GENERAL

  The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable to a named beneficiary or contingent beneficiary. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments. You may also adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount.

  To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application or premium or contest a Policy for any good reason.

  The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

- PREMIUM PAYMENTS

  The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each policy year. No payment may be less than $25. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial ability, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

  Premiums paid in excess of the Planned Periodic Premium or an increase in your Planned Periodic Premium may cause the Policy to be classified as a "Modified Endowment Contract" for federal income tax purposes. If at any time we receive a premium payment which would result in your Policy being deemed a modified endowment contract, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within 60 days after the end of such Policy Year, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. You may be notified of other options available to you. You also may choose to have the Policy be deemed a modified endowment contract and, if so, we will not refund the excess premium. (See--"Tax Matters").

  Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules place limits on premiums and on the relationship between the Death Benefit and the Accumulation Value. If you pay a premium which would result in total premiums exceeding the current maximum premium limitations, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We will accept no further premium payments until allowed by the current maximum premium limitations required by the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

  Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date we receive the application at the Home Office. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

  We will allocate premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. We will allocate your initial premium (including any interest), as you instructed, on the Allocation Date. We will allocate your subsequent premiums as of the date they are received in our Home Office. Prior to the Allocation Date, we will allocate the initial net premium, and any other premiums received, to the General Account. (See "Right of Policy Examination")

  You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

- DEATH BENEFIT OPTIONS

  At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

  Under OPTION 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

  Under OPTION 2 the Death Benefit will be the current Specified Amount plus the Accumulation Value on the date of death.

  The corridor percentage depends upon the Insured's attained age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

  Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

  After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

- TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

  You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of the lesser of $25 or 10% of the amount transferred, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

  You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account, or charge.

  We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. Transfers from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless they are one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account, loan repayments or transfers in connection with the Dollar Cost Averaging or Portfolio Rebalancing programs.

  We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.

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- TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

  You, your authorized representative or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone transfers, you must complete the appropriate transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.


  We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

  We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

- AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

  Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

  You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

  You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

  You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

  Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

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POLICY VALUES


- ACCUMULATION VALUE

  The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any Policy Debt, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

  On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

    (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, PLUS

   (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

  (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

   (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

    (v) all withdrawals from the Division during the current Valuation Period.

  Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Divisions.

- UNIT VALUES

  We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

  The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

- NET INVESTMENT FACTOR

  The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

  (1) is the sum of:

      (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

      (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

  (2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

  (3) is the daily charge no greater than .0024657% for policy years 1 through 10 and .0017808% for policy years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

  Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

  The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

  We will advise you at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

- SURRENDER VALUE

  The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)


  POLICY RIGHTS


- SURRENDERS

  By written request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

- WITHDRAWALS

  By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt. We will also deduct a pro rata Surrender Charge unless the withdrawal is combined with a request to maintain or increase the Specified Amount.

  Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

  - The Policy's Cash Value will be reduced by the amount of the withdrawal;

  - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

  - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

  The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

  If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $10,000.

  If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

  You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

- GRACE PERIOD

  If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, your Policy will go into lapse pending status. We will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months.

  We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

  The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

  If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

- REINSTATEMENT OF A LAPSED POLICY

  If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

  - The Policy has not been fully surrendered.

  - You must apply for reinstatement within 5 years after the date of termination.

  - We must receive evidence of insurability satisfactory to us.

  - The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the monthly deductions for three policy months after the reinstatement date.

  - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

  Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

- RIGHT TO DEFER PAYMENT

  Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

  Payment of any General Account value may be deferred for up to six months, except when used to pay amounts due us.

- POLICY LOANS

  We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

  We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

  Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

  We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

  In the future, we may charge lower interest rates on policy loans. If the loan interest rate is less than 8%, we can increase the rate once each policy year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase.

  If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

  You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

  An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.

- POLICY CHANGES

  You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy specification pages and/or a notice confirming the change will be sent to you once the change is completed.

  INCREASE OR DECREASE IN SPECIFIED AMOUNT

  You may increase the Specified Amount at any time after the Policy has been issued or you may decrease the Specified Amount after the first Policy Year, so long as you are under attained age 85, and you send us a written request along with the Policy. However:

  - Any increase or decrease must be at least $25,000

  - Any increase or decrease will affect your cost of insurance charge

  - Any increase or decrease may affect the monthly deduction adjustment

  - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

  - Any increase will require a supplemental application and satisfactory evidence of insurability

  - Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

  - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

  - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters")

- CHANGE IN DEATH BENEFIT OPTION

  Any change in the Death Benefit Option is subject to the following conditions:

  - The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received.

  - There will be no change in the Surrender Charge.

  - Evidence of insurability may be required.

  - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

  - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

  (See Surrender Charge and Right of Policy Examination)

- RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

  The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot LifeAmerica Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

- SUPPLEMENTAL BENEFITS

  The supplemental benefits currently available as riders to the Policy include the following:

  - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children, subject to the terms of the rider.

  - GUARANTEED INSURABILITY RIDER--provides that the Insured can purchase additional insurance at certain future dates, or increase the Specified Amount, without evidence of insurability, subject to the terms of the rider.

  - ACCIDENTAL DEATH BENEFIT RIDER--provides additional insurance if the Insured's death results from an accident, as defined in the rider.

  - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

  - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

  - EXCHANGE OF INSURED RIDER--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

  - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

  - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

  - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

  Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.


  DEATH BENEFIT


  The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

  Payment of the Death Benefit may be delayed if the Policy is being contested. you may elect a Settlement Option for the beneficiary and deem it irrevocable. you may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

  All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

  If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

  (See "Right to Defer Payment" and "Policy Settlement")

  POLICY SETTLEMENT

  We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.

  You may make a Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

- SETTLEMENT OPTIONS

  The following Settlement Options are available under the Policy:

  OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

  OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

  OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

  OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

  OPTION E--INTEREST: RETAINED ASSET ACCOUNT (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13 week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

  The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less that 2.5% per year. The interest rate for Option E will not be less than 2% per year.

  Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

  If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

  An option may be made only if proceeds are $25,000 or more. We reserve the right to change payment intervals to increase payments to $250 each.

  CALCULATION OF SETTLEMENT OPTION VALUES

  The value of the Settlement Options will be calculated as set forth in the Policy.


  THE COMPANY


  Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a New Hampshire life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. JP LifeAmerica's service center is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

  The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.


  At December 31, 2001, JP LifeAmerica had total assets of approximately $1,199,265,900, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $29 billion.


  The Company writes individual life insurance and annuities. It is subject to New Jersey law governing insurance.

  The Company is currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account B, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

  DIRECTORS AND OFFICERS


                           MANAGEMENT OF JP FINANCIAL
                Executive Officers and Directors of JP Financial

                                    DIRECTORS

                              PRINCIPAL OCCUPATION AND
  NAME                        BUSINESS ADDRESS
  ------------------------------------------------------------------------------
  Dennis R. Glass             Executive Vice President
                              (also serves as Executive Vice President,
                              Chief Financial Officer of Jefferson-Pilot
                              Corporation and Jefferson-Pilot Life Insurance
                              Company)
                              100 North Greene Street
                              Greensboro, North Carolina 27401
  Kenneth C. Mlekush          President
                              (also serves as Executive Vice President of
                              Jefferson-Pilot Life Insurance Company)
                              100 North Greene Street
                              Greensboro, North Carolina 27401
  Hoyt J. Phillips            Senior Vice President
                              (also serves as Senior Vice President of
                              Jefferson-Pilot Life Insurance Company)
                              100 North Greene Street
                              Greensboro, North Carolina 27401
  David A. Stonecipher        Chairman and Chief Executive Officer
                              (also serves as President and Chief Executive
                              Officer of Jefferson-Pilot Life Insurance Company)
                              100 North Greene Street
                              Greensboro, North Carolina 27401


                      EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)



  NAME                        POSITION
  ----                        --------
  Charles C. Cornelio         Executive Vice President
  John D. Hopkins             Executive Vice President, General Counsel
  John C. Ingram              Executive Vice President
  Mark E. Konen               Executive Vice President
  Theresa M. Stone            Executive Vice President, Chief Financial Officer
  Reggie D. Adamson           Senior Vice President
  Ronald R. Angarella         Senior Vice President
  Sandra K. Callahan          Senior Vice President
  Leonard A. Cavallaro        Senior Vice President
  Michael C. Denton           Senior Vice President
  Phillip Elam II             Senior Vice President
  Donald M. Kane              Senior Vice President
  Frank G. Mahoney            Senior Vice President
  Paul D. Ochsner             Senior Vice President
  Bruce G. Parker, Jr.        Senior Vice President
  Hal B. Phillips, Jr.        Senior Vice President
  Robert W. Powell            Senior Vice President

                                       24

  NAME                        POSITION
  ----                        --------
  William L. Seawell II       Senior Vice President
  Richard T. Stange           Senior Vice President, Deputy General Counsel
  James R. Abernathy          Vice President
  Thomas L. Bass, Jr.         Vice President
  Rick L. Bender              Vice President
  Jennifer K. Bowen           Vice President
  Anna A. Brooks              Vice President
  H. Lusby Brown              Vice President
  Michael Burns               Vice President
  Margaret O. Cain            Vice President
  James R. Castle             Vice President
  Michael A. Cataldo          Vice President
  Thomas R. Charest           Vice President
  Wendalyn J. Chase           Vice President
  Dean F. Chatlain            Vice President
  Rebecca M. Clark            Vice President
  Jeffrey D. Coutts           Vice President
  Daniel T. Cowperthwaite     Vice President
  Patricia B. Creedon         Vice President
  Bradford Crockett           Vice President
  Robert Culver               Vice President
  Charles D. Cunningham, Jr.  Vice President
  Gary E. Dace                Vice President
  Nicholas E. Dayan           Vice President
  Jerry D. Driver, Jr.        Vice President
  Kenneth S. Dwyer            Vice President
  Henry C. Edmiston, Jr.      Vice President
  Ronald H. Emery             Vice President
  Thomas C. Eusebio           Vice President
  Randal J. Freitag           Vice President
  William W. Hanby            Vice President
  Gregg A. Hansen             Vice President
  Susan K. Harpster           Vice President
  Carol. R. Hardiman          Vice President
  James A. Hoffman, II        Vice President
  Linda U. Hoitt              Vice President
  Clyde Honaker, Jr.          Vice President
  Vernon A. Horne             Vice President
  C. Lindsay Ingram           Vice President
  Chris J. Jakubson           Vice President
  Richard A. Kapanka          Vice President
  John L. Knowles, Jr.        Vice President
  Patrick A. Lang             Vice President
  Shari J. Lease              Vice President
  Valerie W. Loftin           Vice President
  James. E. MacDonald, Jr.    Vice President
  Steven R. McManis           Vice President
  Robert T. Martin            Vice President
  Paul E. Malm                Vice President
  Marvin L. Maynard           Vice President

                                       25

  NAME                        POSITION
  ----                        --------
  Donna L. Metcalf            Vice President
  Fred O. Meuschke            Vice President
  W. Hardee Mills, Jr.        Vice President
  Thomas E. Murphy, Jr. M.D.  Vice President
  Hector C. Newton III        Vice President
  Lisa H. O'Day               Vice President
  Robert A. Peters            Vice President
  Robert A. Reed              Vice President, Secretary
  Ronald W. Reed              Vice President
  Anthony R. Riccio           Vice President
  Robert C. Risk              Vice President
  Reginald J. Roberson        Vice President
  Frank E. Robinson, M.D.     Vice President
  Daniel W. Rood              Vice President
  James M. Sandelli           Vice President
  Robert E. Scheppegrell      Vice President
  Susan C. Schoenfeld         Vice President
  Julianne H. Sherrets        Vice President
  Russell C. Simpson          Vice President and Treasurer
  Steven A. Stanley           Vice President
  Francis A. Sutherland, Jr.  Vice President
  Cynthia K. Swank            Vice President
  John A. Thomas              Vice President
  Cynthia A. Thramer          Vice President
  John S. Valickus            Vice President
  John C. Wayland             Vice President
  John A. Weston              Vice President
  Robert H. Whalen            Vice President



  The officers and employees of JP LifeAmerica who have access to the assets of Separate Account B are covered by a fidelity bond issued by American International Group in the amount of $6,000,000.


  ADDITIONAL INFORMATION

- REPORTS TO POLICYOWNERS

  We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2. A statement of all premiums paid and all charges incurred;

   3. The balance of outstanding Policy Loans for the previous calendar year;

   4. Any reports required by the 1940 Act.

  We will promptly mail confirmation notices at the time of the following transactions:

   1. policy issue;

   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Option 1 and Option 2;

   7. increases or decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments

   10. reinstatements; and

   11. redemptions due to insufficient funds.

- RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

  We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

  We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

- DISREGARD OF VOTING INSTRUCTIONS

  When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

  We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

- STATE REGULATION

  Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica is also subject to the New York insurance laws.

  In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

  We will offer the Policy for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.

- LEGAL MATTERS

  We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.

- THE REGISTRATION STATEMENT

  We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.

- FINANCIAL STATEMENTS

  Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

  There has been no material adverse change in our financial position since the dates of the audited financial statements.

- EMPLOYMENT BENEFIT PLANS

  Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

- DISTRIBUTION OF THE POLICY

  Jefferson Pilot Variable Corporation (JPVC), a North Carolina corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

  We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first year excess premium, and 4% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

- INDEPENDENT AUDITORS


  The financial statements of the JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2001 and for the periods indicated therein, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  The audited financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2001, and for the year then ended, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


- GROUP OR SPONSORED ARRANGEMENTS

  Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

  We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

  We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica affiliate.

  The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

  TAX MATTERS

- GENERAL

  Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

- FEDERAL TAX STATUS OF THE COMPANY

  We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

  Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

- LIFE INSURANCE QUALIFICATION

  The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary. If at any time the premium paid under the policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60 day period, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep your policy in compliance with the Code. We also reserve the right to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

  We also reserve the right to refuse to make any change in the Specified Amount, the Death Benefit Option or any other change, if such change would cause the Policy to fail to qualify as life insurance under the Code.

  Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

  The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract", as defined by the Code. We will notify you if the amount of premiums paid would cause your Policy to be a modified endowment contract and will allow a refund of the excess premium. Thus, we will allow the Policy to become a modified endowment contract only with your consent. Otherwise, if at any time the premiums paid under the policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which we received the premium. If, for any reason, we do not refund the excess premium with that 60 day period, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you.

  A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

  Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

  If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

  If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

  A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

  To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

  In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policy meets this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

  The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

  Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

  Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

  If you make a withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

  In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

  The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

  Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

  Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

  The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account B to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

  The Code provides that accelerated death benefits may be excluded from gross income provided that certain conditions are met. We believe that the Terminal Illness Accelerated Benefit Rider meets those conditions.

  There is some uncertainty as to whether the Primary Insured Term Rider will be treated as a "Qualified Additional Benefit" under Section 7702(f)(5)(A)(iii) of the Code. We believe that the rider would be considered as part of the death benefit under the Policy and therefore will not give rise to any adverse tax consequences. You should consult a tax adviser before adding this Rider to your Policy.

  The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

- CHARGES FOR JP FINANCIAL INCOME TAXES

  We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

  Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.


  MISCELLANEOUS POLICY PROVISIONS


- THE POLICY

  The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

  Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

  We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

- PAYMENT OF BENEFITS

   All benefits are payable at our Home Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

- SUICIDE AND INCONTESTABILITY

  SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

  INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increases in Specified Amount, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

- PROTECTION OF PROCEEDS

  To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

- NONPARTICIPATION

  The Policy is not entitled to share in our divisible surplus. No dividends are payable.

  PREMIUM DEPOSIT FUND

  As a convenience to you, we will allow you to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be reported annually on IRS Form 1099. An amount equal to the Planned Periodic Premium will be transferred on the Policy Date to pay premiums on the Policy. You may withdraw all or part of the funds from the PDF at any time. Commissions are not earned or paid until premium payments are made pursuant to transfer from the PDF.

- CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

  Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

  The Policy may also be assigned. We must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

  ILLUSTRATION OF BENEFITS AND VALUES

  You may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then-current costs of insurance rates. Although we do not currently charge a fee for such illustrations, we reserve the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.

- MISSTATEMENTS

  If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

  DETERMINATION OF CHARGES

  The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

  APPENDIX A

- ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the accumulation value exceeds the cash value during the first ten policy years due to the surrender charge. For policy years eleven and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

  The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the divisions of Separate Account B is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charge levied against the divisions of Separate Account B.


  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate average daily net assets of the Portfolios, plus a charge of .29% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2001. The .68% investment advisory fee is the average of the individual investment advisory fees of the twenty-three Portfolios. The .29% expense figure is an average of the expenses for the fourteen Jefferson Pilot Variable Fund Portfolios, the Templeton Foreign Securities Fund, the Fidelity VIP and VIP II Portfolios, the the MFS Portfolios the American Century Portfolio, the Ayco Portfolio and the PIMCO Portfolio. Expenses for the unaffiliated portfolios were provided by the investment managers for these portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account B for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account B for policy year one through ten, and .65% of the average net assets of the divisions of Separate Account B for policy years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.87%, 4.13% and 10.13%, respectively.


  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP

  LifeAmerica is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

  Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):  12% (10.13% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425



                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED          -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,226           849     100,000                1,217           840      100,000
     2                  3,023                 2,560         2,184     100,000                2,542         2,165      100,000
     3                  4,626                 4,016         3,639     100,000                3,986         3,609      100,000
     4                  6,293                 5,611         5,234     100,000                5,560         5,183      100,000
     5                  8,027                 7,372         6,996     100,000                7,278         6,901      100,000
     6                  9,830                 9,317         9,003     100,000                9,152         8,838      100,000
     7                 11,705                11,465        11,214     100,000               11,197        10,946      100,000
     8                 13,655                13,827        13,639     100,000               13,431        13,242      100,000
     9                 15,684                16,435        16,309     100,000               15,873        15,747      100,000
    10                 17,793                19,315        19,253     100,000               18,543        18,480      100,000
    11                 19,987                22,566        22,566     100,000               21,516        21,516      100,000
    12                 22,268                26,139        26,139     100,000               24,778        24,778      100,000
    13                 24,641                30,069        30,069     100,000               28,359        28,359      100,000
    14                 27,109                34,394        34,394     100,000               32,293        32,293      100,000
    15                 29,675                39,157        39,157     100,000               36,619        36,619      100,000
    16                 32,344                44,407        44,407     100,000               41,381        41,381      100,000
    17                 35,120                50,199        50,199     100,000               46,631        46,631      100,000
    18                 38,007                56,595        56,595     100,000               52,431        52,431      100,000
    19                 41,009                63,668        63,668     100,000               58,851        58,851      100,000
    20                 44,131                71,498        71,498     100,000               65,971        65,971      100,000
    21                 47,378                80,174        80,174     104,226(4)            73,883        73,883      100,000
    22                 50,755                89,733        89,733     117,858(4)            82,678        82,678      105,828(4)
    23                 54,268               100,246       100,246     126,310(4)            92,353        92,353      116,364(4)
    24                 57,920               111,809       111,809     138,643(4)           102,980       102,980      127,695(4)
    25                 61,719               124,529       124,529     151,926(4)           114,655       114,655      139,879(4)
    30                 83,118               209,726       209,726     243,283(4)           192,484       192,484      223,281(4)
    35                109,153               347,107       347,107     371,404(4)           317,337       317,337      339,551(4)
    40                140,828               570,884       570,884     599,428(4)           520,216       520,216      546,226(4)



----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40       ANNUAL RATE OF RETURN(1):      6% (4.13% NET)



                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END            ACCUMULATED           -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,151           775     100,000                1,143           766      100,000
     2                  3,023                 2,335         1,959     100,000                2,318         1,941      100,000
     3                  4,626                 3,553         3,177     100,000                3,526         3,150      100,000
     4                  6,293                 4,813         4,437     100,000                4,768         4,392      100,000
     5                  8,027                 6,129         5,752     100,000                6,045         5,668      100,000
     6                  9,830                 7,502         7,189     100,000                7,354         7,040      100,000
     7                 11,705                 8,937         8,686     100,000                8,697         8,446      100,000
     8                 13,655                10,424        10,236     100,000               10,074         9,886      100,000
     9                 15,684                11,977        11,851     100,000               11,486        11,360      100,000
    10                 17,793                13,598        13,535     100,000               12,931        12,868      100,000
    11                 19,987                15,347        15,347     100,000               14,445        14,445      100,000
    12                 22,268                17,151        17,151     100,000               15,995        15,995      100,000
    13                 24,641                19,011        19,011     100,000               17,579        17,579      100,000
    14                 27,109                20,928        20,928     100,000               19,195        19,195      100,000
    15                 29,675                22,902        22,902     100,000               20,839        20,839      100,000
    16                 32,344                24,935        24,935     100,000               22,510        22,510      100,000
    17                 35,120                27,024        27,024     100,000               24,204        24,204      100,000
    18                 38,007                29,172        29,172     100,000               25,922        25,922      100,000
    19                 41,009                31,378        31,378     100,000               27,664        27,664      100,000
    20                 44,131                33,640        33,640     100,000               29,424        29,424      100,000
    21                 47,378                35,957        35,957     100,000               31,200        31,200      100,000
    22                 50,755                38,330        38,330     100,000               32,988        32,988      100,000
    23                 54,268                40,760        40,760     100,000               34,781        34,781      100,000
    24                 57,920                43,249        43,249     100,000               36,571        36,571      100,000
    25                 61,719                45,800        45,800     100,000               38,350        38,350      100,000
    30                 83,118                59,600        59,600     100,000               46,918        46,918      100,000
    35                109,153                75,975        75,975     100,000               54,080        54,080      100,000
    40                140,828                98,093        98,093     102,998(4)            57,414        57,414      100,000



----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I               ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN(1):  0% (-1.87% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425



                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED           -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,077           701     100,000                1,069           693      100,000
     2                  3,023                 2,119         1,743     100,000                2,103         1,727      100,000
     3                  4,626                 3,127         2,750     100,000                3,103         2,727      100,000
     4                  6,293                 4,107         3,731     100,000                4,067         3,691      100,000
     5                  8,027                 5,072         4,695     100,000                4,996         4,620      100,000
     6                  9,830                 6,021         5,707     100,000                5,888         5,574      100,000
     7                 11,705                 6,955         6,704     100,000                6,741         6,490      100,000
     8                 13,655                 7,863         7,675     100,000                7,554         7,366      100,000
     9                 15,684                 8,757         8,631     100,000                8,328         8,202      100,000
    10                 17,793                 9,636         9,574     100,000                9,058         8,996      100,000
    11                 19,987                10,548        10,548     100,000                9,771         9,771      100,000
    12                 22,268                11,420        11,420     100,000               10,437        10,437      100,000
    13                 24,641                12,251        12,251     100,000               11,051        11,051      100,000
    14                 27,109                13,038        13,038     100,000               11,609        11,609      100,000
    15                 29,675                13,778        13,778     100,000               12,105        12,105      100,000
    16                 32,344                14,469        14,469     100,000               12,532        12,532      100,000
    17                 35,120                15,106        15,106     100,000               12,887        12,887      100,000
    18                 38,007                15,685        15,685     100,000               13,165        13,165      100,000
    19                 41,009                16,201        16,201     100,000               13,362        13,362      100,000
    20                 44,131                16,644        16,644     100,000               13,469        13,469      100,000
    21                 47,378                17,008        17,008     100,000               13,475        13,475      100,000
    22                 50,755                17,285        17,285     100,000               13,370        13,370      100,000
    23                 54,268                17,468        17,468     100,000               13,138        13,138      100,000
    24                 57,920                17,546        17,546     100,000               12,761        12,761      100,000
    25                 61,719                17,512        17,512     100,000               12,219        12,219      100,000
    30                 83,118                15,137        15,137     100,000                6,300         6,300      100,000
    35                109,153                 7,003         7,003     100,000                    0             0            0
    40                140,828                     0             0           0                    0             0            0



----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.62%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):  12% (10.23% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425

                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED           -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,224           847     101,224                1,215           838      101,215
     2                  3,023                 2,554         2,178     102,554                2,535         2,159      102,535
     3                  4,626                 4,001         3,625     104,001                3,972         3,595      103,972
     4                  6,293                 5,584         5,208     105,584                5,533         5,157      105,533
     5                  8,027                 7,329         6,953     107,329                7,232         6,856      107,232

     6                  9,830                 9,252         8,939     109,252                9,079         8,765      109,079
     7                 11,705                11,372        11,121     111,372               11,086        10,835      111,086
     8                 13,655                13,697        13,508     113,697               13,268        13,080      113,268
     9                 15,684                16,259        16,133     116,259               15,641        15,515      115,641
    10                 17,793                19,083        19,020     119,083               18,219        18,157      118,219

    11                 19,987                22,270        22,270     122,270               21,071        21,071      121,071
    12                 22,268                25,758        25,758     125,758               24,176        24,176      124,176
    13                 24,641                29,575        29,575     129,575               27,552        27,552      127,552
    14                 27,109                33,751        33,751     133,751               31,223        31,223      131,223
    15                 29,675                38,320        38,320     138,320               35,208        35,208      135,208

    16                 32,344                43,318        43,318     143,318               39,535        39,535      139,535
    17                 35,120                48,781        48,781     148,781               44,230        44,230      144,230
    18                 38,007                54,753        54,753     154,753               49,327        49,327      149,327
    19                 41,009                61,278        61,278     161,278               54,860        54,860      154,860
    20                 44,131                68,401        68,401     168,401               60,863        60,863      160,863

    21                 47,378                76,172        76,172     176,172               67,373        67,373      167,373
    22                 50,755                84,651        84,651     184,651               74,428        74,428      174,428
    23                 54,268                93,900        93,900     193,900               82,067        82,067      182,067
    24                 57,920               103,985       103,985     203,985               90,330        90,330      190,330
    25                 61,719               114,981       114,981     214,981               99,259        99,259      199,259

    30                 83,118               186,667       186,667     286,667              155,843       155,843      255,843
    35                109,153               296,477       296,477     396,477              238,106       238,106      338,106
    40                140,828               464,365       464,365     564,365              355,349       355,349      455,349

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40        ANNUAL RATE OF RETURN(1):  12% (10.13% NET)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):            $1,425



                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED           -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,223           846     101,223                1,214           837      101,214
     2                  3,023                 2,550         2,174     102,550                2,531         2,155      102,531
     3                  4,626                 3,993         3,617     103,993                3,964         3,587      103,964
     4                  6,293                 5,570         5,194     105,570                5,519         5,143      105,519
     5                  8,027                 7,307         6,930     107,307                7,210         6,834      107,210
     6                  9,830                 9,219         8,906     109,219                9,046         8,732      109,046
     7                 11,705                11,326        11,075     111,326               11,040        10,789      111,040
     8                 13,655                13,633        13,444     113,633               13,205        13,016      113,205
     9                 15,684                16,173        16,048     116,173               15,557        15,431      115,557
    10                 17,793                18,972        18,909     118,972               18,110        18,047      118,110
    11                 19,987                22,126        22,126     122,126               20,931        20,931      120,931
    12                 22,268                25,576        25,576     125,576               23,999        23,999      123,999
    13                 24,641                29,347        29,347     129,347               27,332        27,332      127,332
    14                 27,109                33,469        33,469     133,469               30,951        30,951      130,951
    15                 29,675                37,974        37,974     137,974               34,876        34,876      134,876
    16                 32,344                42,896        42,896     142,896               39,133        39,133      139,133
    17                 35,120                48,271        48,271     148,271               43,745        43,745      143,745
    18                 38,007                54,140        54,140     154,140               48,747        48,747      148,747
    19                 41,009                60,546        60,546     160,546               54,170        54,170      154,170
    20                 44,131                67,530        67,530     167,530               60,046        60,046      160,046
    21                 47,378                75,142        75,142     175,142               66,408        66,408      166,408
    22                 50,755                83,437        83,437     183,437               73,296        73,296      173,296
    23                 54,268                92,474        92,474     192,474               80,742        80,742      180,742
    24                 57,920               102,317       102,317     202,317               88,785        88,785      188,785
    25                 61,719               113,035       113,035     213,035               97,462        97,462      197,462
    30                 83,118               182,622       182,622     282,622              152,171       152,171      252,171
    35                109,153               288,476       288,476     388,476              230,964       230,964      330,964
    40                140,828               449,086       449,086     549,086              341,938       341,938      441,938



----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN(1):   6% (4.13% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425



                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED           -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,148           772     101,148                1,140           763      101,140
     2                  3,023                 2,326         1,949     102,326                2,309         1,932      102,309
     3                  4,626                 3,534         3,157     103,534                3,507         3,131      103,507
     4                  6,293                 4,779         4,403     104,779                4,734         4,357      104,734
     5                  8,027                 6,076         5,700     106,076                5,990         5,613      105,990
     6                  9,830                 7,426         7,113     107,426                7,272         6,958      107,272
     7                 11,705                 8,833         8,582     108,833                8,580         8,329      108,580
     8                 13,655                10,285        10,097     110,285                9,912         9,724      109,912
     9                 15,684                11,797        11,672     111,797               11,268        11,143      111,268
    10                 17,793                13,372        13,309     113,372               12,644        12,582      112,644
    11                 19,987                15,070        15,070     115,070               14,074        14,074      114,074
    12                 22,268                16,811        16,811     116,811               15,521        15,521      115,521
    13                 24,641                18,592        18,592     118,592               16,980        16,980      116,980
    14                 27,109                20,412        20,412     120,412               18,445        18,445      118,445
    15                 29,675                22,269        22,269     122,269               19,906        19,906      119,906
    16                 32,344                24,157        24,157     124,157               21,357        21,357      121,357
    17                 35,120                26,072        26,072     126,072               22,789        22,789      122,789
    18                 38,007                28,009        28,009     128,009               24,196        24,196      124,196
    19                 41,009                29,960        29,960     129,960               25,570        25,570      125,570
    20                 44,131                31,913        31,913     131,913               26,897        26,897      126,897
    21                 47,378                33,856        33,856     133,856               28,163        28,163      128,163
    22                 50,755                35,780        35,780     135,780               29,351        29,351      129,351
    23                 54,268                37,673        37,673     137,673               30,440        30,440      130,440
    24                 57,920                39,520        39,520     139,520               31,405        31,405      131,405
    25                 61,719                41,305        41,305     141,305               32,216        32,216      132,216
    30                 83,118                48,586        48,586     148,586               33,037        33,037      133,037
    35                109,153                50,433        50,433     150,433               24,505        24,505      124,505
    40                140,828                41,339        41,339     141,339                    0             0            0



----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN(1):  0% (-1.87% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425



                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED           -------------------------------------         ---------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ----------        ------------     --------     ----------
     1                  1,482                 1,074           698     101,074                1,066           690      101,066
     2                  3,023                 2,111         1,734     102,111                2,095         1,718      102,095
     3                  4,626                 3,110         2,734     103,110                3,086         2,710      103,086
     4                  6,293                 4,079         3,702     104,079                4,039         3,662      104,039
     5                  8,027                 5,030         4,653     105,030                4,953         4,576      104,953
     6                  9,830                 5,962         5,649     105,962                5,825         5,511      105,825
     7                 11,705                 6,878         6,627     106,878                6,654         6,403      106,654
     8                 13,655                 7,765         7,576     107,765                7,439         7,251      107,439
     9                 15,684                 8,634         8,509     108,634                8,179         8,053      108,179
    10                 17,793                 9,488         9,425     109,488                8,870         8,807      108,870
    11                 19,987                10,374        10,374     110,374                9,537         9,537      109,537
    12                 22,268                11,215        11,215     111,215               10,149        10,149      110,149
    13                 24,641                12,007        12,007     112,007               10,702        10,702      110,702
    14                 27,109                12,749        12,749     112,749               11,189        11,189      111,189
    15                 29,675                13,437        13,437     113,437               11,603        11,603      111,603
    16                 32,344                14,066        14,066     114,066               11,938        11,938      111,938
    17                 35,120                14,630        14,630     114,630               12,188        12,188      112,188
    18                 38,007                15,124        15,124     115,124               12,348        12,348      112,348
    19                 41,009                15,542        15,542     115,542               12,414        12,414      112,414
    20                 44,131                15,873        15,873     115,873               12,375        12,375      112,375
    21                 47,378                16,106        16,106     116,106               12,221        12,221      112,221
    22                 50,755                16,234        16,234     116,234               11,941        11,941      111,941
    23                 54,268                16,248        16,248     116,248               11,519        11,519      111,519
    24                 57,920                16,136        16,136     116,136               10,937        10,937      110,937
    25                 61,719                15,889        15,889     115,889               10,174        10,174      110,174
    30                 83,118                12,110        12,110     112,110                3,128         3,128      103,128
    35                109,153                 2,383         2,383     102,383                    0             0            0
    40                140,828                     0             0           0                    0             0            0



----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.62%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          AUDITED FINANCIAL STATEMENTS

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY


               AS OF DECEMBER 31, 2001 AND FOR THE YEAR THEN ENDED

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                          AUDITED FINANCIAL STATEMENTS

                  DECEMBER 31, 2001 AND FOR THE YEAR THEN ENDED


CONTENTS

Report of Independent Auditors                                               F-1
Balance Sheet                                                                F-2
Statement of Income                                                          F-3
Statement of Stockholder's Equity                                            F-4
Statement of Cash Flows                                                      F-5
Notes to Financial Statements                                                F-6

                       THIS PAGE INTENTIONALLY LEFT BLANK

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying balance sheet of Jefferson Pilot LifeAmerica Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company) as of December 31, 2001, and the related statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001 the Company changed its method of accounting for derivative financial instruments.

                                             /s/ Ernst & Young LLP


Greensboro, North Carolina
February 4, 2002

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                                  BALANCE SHEET
                                DECEMBER 31, 2001

                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

ASSETS
Invested assets:
   Debt securities available-for-sale, at fair value (amortized cost-$899,979)                                      $  923,297
   Debt securities held-to-maturity, at amortized cost (fair value-$130,436)                                           128,742
   Equity securities available-for-sale, at fair value (cost-$1,144)                                                     1,525
   Policy loans                                                                                                         26,054
   Mortgage loans on real estate                                                                                        21,367
                                                                                                                    ----------
Total investments                                                                                                    1,100,985

Cash and cash equivalents                                                                                               17,286
Accrued investment income                                                                                               16,710
Due from reinsurers                                                                                                      5,895
Deferred policy acquisition costs                                                                                       19,510
Value of business acquired                                                                                              10,782
Goodwill, net of accumulated amortization of $3,014                                                                     19,382
Current income tax benefit                                                                                               1,101
Assets held in separate accounts                                                                                         8,380
Other assets                                                                                                               336
                                                                                                                    ----------
                                                                                                                    $1,200,367
                                                                                                                    ==========

LIABILITIES
Policy liabilities:
   Policyholder contract deposits                                                                                   $  836,130
   Future policy benefits                                                                                              138,996
   Policy and contract claims                                                                                            2,523
   Dividend accumulations and other policyholder funds on deposit                                                        2,408
   Other policyholder funds                                                                                             10,121
                                                                                                                    ----------
Total policy liabilities                                                                                               990,178

Liabilities related to separate accounts                                                                                 8,380
Deferred income tax liabilities                                                                                          2,045
Accounts payable, accruals and other liabilities                                                                         5,516
                                                                                                                    ----------
                                                                                                                     1,006,119
STOCKHOLDER'S EQUITY
   Common stock par value $20 per share, 232,000 shares authorized, issued and outstanding                               4,640
   Paid in capital                                                                                                     176,399
   Retained earnings                                                                                                     2,935
   Accumulated other comprehensive income                                                                               10,274
                                                                                                                    ----------
                                                                                                                       194,248
                                                                                                                    ----------
                                                                                                                    $1,200,367
                                                                                                                    ==========

See notes to financial statements.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                 (IN THOUSANDS)

REVENUES
Premiums and other considerations                                                                                       $20,510
Net investment income                                                                                                    75,749
Realized investment losses                                                                                               (2,607)
                                                                                                                        -------
Total revenues                                                                                                           93,652
                                                                                                                        -------
BENEFITS AND EXPENSES

Policy benefits and claims                                                                                               58,653
Commissions and other operating expenses, net of deferrals                                                                1,082
General and administrative expenses, net of deferrals                                                                     5,929
Insurance taxes, licenses and fees                                                                                        1,144
Amortization of intangibles                                                                                               5,344
                                                                                                                        -------
Total benefits and expenses                                                                                              72,152
                                                                                                                        -------
Income before federal income taxes and cumulative
   effect of change in accounting principle                                                                              21,500

Federal income taxes
   Current                                                                                                               10,278
   Deferred                                                                                                              (2,831)
                                                                                                                        -------
                                                                                                                          7,447

Net income before cumulative effect of change in
   accounting principle                                                                                                  14,053
Cumulative effect of change in accounting for derivative instruments,
   net of income taxes                                                                                                      (71)
                                                                                                                        -------
Net income                                                                                                              $13,982
                                                                                                                        =======

See notes to financial statements.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                        STATEMENT OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                         TOTAL
                                                COMMON         PAID IN       RETAINED         ACCUMULATED OTHER      STOCKHOLDER'S
                                                STOCK          CAPITAL       EARNINGS       COMPREHENSIVE INCOME        EQUITY
                                              ----------     -----------   ------------   ------------------------  ---------------
Balances at December 31, 2000                   $4,640        $176,399       $(11,047)            $(2,398)             $167,594
Net income                                          --              --         13,982                  --                13,982
Unrealized gain on available-for-
   sale securities, net of income taxes             --              --             --              12,672                12,672

   Comprehensive income                                                                                                  26,654
                                              -------------------------------------------------------------------------------------
Balances at December 31, 2001                   $4,640        $176,399         $2,935             $10,274              $194,248
                                              =====================================================================================

See notes to financial statements.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net income                                                                                                           $  13,982
Adjustments to reconcile net income to net cash provided by operating activities:
   Change in policy liabilities, other than deposits                                                                     4,232
   Credits to policyholder accounts, net                                                                                34,039
   Policy acquisition costs deferred, net of amortization                                                               (6,198)
   Net amortization of value of business acquired                                                                        2,056
   Change in receivables and asset accruals                                                                                771
   Change in payables and expense accruals                                                                             (36,810)
   Realized investment losses                                                                                            2,607
   Depreciation and amortization                                                                                         1,086
                                                                                                                     ---------
Net cash provided by operating activities                                                                               15,765
                                                                                                                     ---------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                                                                                 6,306
   Maturities, calls and redemptions                                                                                    89,420
   Purchases                                                                                                          (141,277)
Securities held-to-maturity:
   Maturities, calls and redemptions                                                                                    31,799
   Purchases                                                                                                           (67,355)
Repayment of mortgage loans                                                                                              2,001
Increase in policy loans, net                                                                                             (612)
Other investing activities, net                                                                                            113
                                                                                                                     ---------
Net cash used in investing activities                                                                                  (79,605)
                                                                                                                     ---------

FINANCING ACTIVITIES
Policyholder contract deposits                                                                                         146,653
Withdrawals of policyholder contract deposits                                                                          (75,898)
                                                                                                                     ---------
Net cash provided by financing activities                                                                               70,755
                                                                                                                     ---------
Change in cash and cash equivalents                                                                                      6,915
Cash and cash equivalents, beginning of period                                                                          10,371
                                                                                                                     ---------
Cash and cash equivalents, end of period                                                                             $  17,286
                                                                                                                     =========

See notes to financial statements.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


1. NATURE OF OPERATIONS
Jefferson Pilot LifeAmerica Insurance Company (the Company), is wholly-owned by Jefferson Pilot Financial Insurance Company (Parent). Jefferson Pilot Financial Insurance Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Ultimate Parent). Effective December 31, 2000, First Alexander Hamilton Life Insurance Company (FAHL), another wholly-owned subsidiary of the parent, merged with the Company using the pooling of interests method of accounting. The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired, goodwill and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of short-term investments, which are highly liquid investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt and equity securities are classified as either securities held-to-maturity, stated at amortized cost, or securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Policy loans are stated at their unpaid balances.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Costs related to obtaining new business and renewal business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for 2001.

GOODWILL
Through December 31, 2001, goodwill was amortized on a straight-line basis over 35 years. Accumulated amortization was $3.0 million at December 31, 2001. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. Effective January 1, 2002, the Company will adopt Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Company's statement of income. Fees charged on policyholders' deposits are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company participates in the filing of a consolidated federal income tax return with its Parent. Income tax is allocated as if the Company and its Parent filed separate income tax returns. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2001, the Company adopted SFAS 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND FOR HEDGING ACTIVITIES" and SFAS 138, "ACCOUNTING FOR CERTAIN DERIVATIVE INSTRUMENTS AND CERTAIN HEDGING ACTIVITIES" (collectively referred to as SFAS 133). SFAS 133 requires all derivatives to be recorded on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, changes in its fair value are either offset against the change in fair value of assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings. The adoption of SFAS 133 on January 1, 2001, resulted in a cumulative effect of an accounting change net of income taxes of $71 thousand being recognized as a loss in the accompanying statement of net income. There was no cumulative effect recognized in other comprehensive income related to the Company's interest rate swaps, used as cash flow hedges, because these swaps were carried at fair value prior to adoption of SFAS 133. See Note 4 for a complete discussion of the Company's derivative instruments.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "BUSINESS COMBINATIONS" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "GOODWILL AND OTHER INTANGIBLE ASSETS" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Upon adoption, goodwill and certain other intangible assets will no longer be amortized. The Company will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment at least annually at the reporting unit level. The Company does not expect any impairment losses upon adoption of this accounting standard.

Based on current levels of amortization expense, the Company estimates that the elimination of goodwill expense will positively impact net income by approximately $635 thousand on an annual basis.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS" (SFAS 144) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supercedes SFAS No. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF", and APB Opinion No. 30, "REPORTING THE RESULTS OF OPERATIONS" for a disposal of a segment of a business. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The Company will adopt the Statement as of January 1, 2002, and does not believe adoption of the Statement will have a material impact on the Company's financial position or results of operations.

3. INVESTMENTS
SUMMARY COST AND FAIR VALUE INFORMATION
Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 2001 were as follows (IN THOUSANDS):


                                                                                          GROSS          GROSS
                                                                       AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                                                         COST             GAINS         (LOSSES)          VALUE
                                                                       ---------       ----------      ----------        --------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U. S. Treasury obligations and direct obligations of
   U. S. government agencies                                            $ 10,306         $   965        $     --         $ 11,271
Federal agency mortgage-backed securities
   (including collateralized mortgage obligations)                       169,185           7,351             (56)         176,480
Obligations of states and political subdivisions                           6,430              26            (127)           6,329
Corporate obligations                                                    542,025          18,867         (10,446)         550,446
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)                       169,941           7,143            (347)         176,737
Redeemable preferred stocks                                                2,092              --             (58)           2,034
                                                                        --------         -------        --------         --------
Securities available-for-sale                                           $899,979         $34,352        $(11,034)        $923,297
                                                                        ========         =======        ========         ========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Corporate obligations                                                   $128,742         $ 2,914        $ (1,220)        $130,436
                                                                        --------         -------        --------         --------
Debt securities held-to-maturity                                        $128,742         $ 2,914        $ (1,220)        $130,436
                                                                        ========         =======        ========         ========

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2001, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due the Company, with or without penalty.

                                                                           AVAILABLE-FOR-SALE                HELD-TO-MATURITY
                                                                        ------------------------        -------------------------
                                                                        AMORTIZED         FAIR          AMORTIZED         FAIR
                                                                          COST            VALUE           COST            VALUE
                                                                        ---------       --------        ---------        --------
Due in one year or less                                                 $ 32,049        $ 32,573        $ 15,048         $ 15,311
Due after one year through five years                                    185,560         193,877          37,613           38,918
Due after five years through ten years                                   169,303         169,208          52,409           52,691
Due after ten years through twenty years                                  40,230          40,636           4,000            4,000
Due after twenty years                                                    37,177          38,407              --               --
Amounts not due at a single maturity                                     433,568         446,562          19,672           19,516
                                                                        --------        --------        --------         --------
                                                                         897,887         921,263         128,742          130,436
Redeemable preferred stocks                                                2,092           2,034              --               --
                                                                        --------        --------        --------         --------
                                                                        $899,979        $923,297        $128,742         $130,436
                                                                        ========        ========        ========         ========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 283 issuers, with four corporate issuers representing more than one percent of investments. Debt securities considered less than investment grade approximated 3.76% of the total debt securities portfolio as of December 31, 2001.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (49%), apartment (18%), industrial (22%), and office (11%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 35% of stated mortgage loan balances as of December 31, 2001, were due from borrowers in South Atlantic states, 22% were due from borrowers in West South Central states, 19% are due from borrowers in East North Central states, and 17% were due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 2001 mortgage loans.

SECURITIES LENDING
The Company participates in a securities lending program. The Company generally receives cash in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary. At December 31, 2001, the market value of securities loaned and collateral received amounted to $15,178 thousand and $15,958 thousand, respectively.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
The change in amounts affecting net unrealized gains (losses) included in other comprehensive income, reduced by deferred income taxes, for the year ended December 31, 2001 were as follows (IN THOUSANDS):

                                                                                           NET UNREALIZED GAINS (LOSSES)
                                                                                --------------------------------------------------
                                                                                   DEBT               EQUITY
                                                                                SECURITIES          SECURITIES             TOTAL
                                                                                ----------          ----------          ----------
Net unrealized (losses)/gains on securities
   available-for-sale as of December 31, 2000                                    $  (2,866)             $ 468           $  (2,398)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities                               30,885               (340)             30,545
   Decrease in value of business acquired and
    deferred policy acquisition costs                                              (11,076)                --             (11,076)
   Increase in deferred income tax liabilities                                      (6,913)               116              (6,797)
                                                                                 ---------             ------            --------
Increase in net unrealized gains/(losses) included
   in other comprehensive income                                                    12,896               (224)             12,672
                                                                                 ---------             ------            --------
Net unrealized gains on securities available-
   for-sale as of December 31, 2001                                              $  10,030             $  244            $ 10,274
                                                                                 =========             ======            ========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses for year ended December 31, 2001 were as follows (IN THOUSANDS):

Interest on debt securities                                                                                               $72,754
Investment income on equity securities                                                                                        370
Interest on policy loans                                                                                                    1,686
Interest on mortgage loans                                                                                                  1,752
Other investment income (losses)                                                                                              (41)
                                                                                                                          -------
Gross investment income                                                                                                    76,521
Investment expenses                                                                                                          (772)
                                                                                                                          -------
Net investment income                                                                                                     $75,749
                                                                                                                          =======

Investment expenses include interest, salaries, and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains and (losses) for the year ended December 31, 2001 were as follows (IN THOUSANDS):

Debt securities                                                                                                          $(3,111)
Other                                                                                                                        334
Amortization of deferred policy acquisition costs and value of business acquired                                             170
                                                                                                                         -------
Realized investment losses                                                                                               $(2,607)
                                                                                                                         =======
Information about gross realized gains and losses on available-for-sale securities transactions for the year ended December 31, 2001 follows (IN
THOUSANDS):

Gross realized
   Gains                                                                                                                 $   526
   Losses                                                                                                                 (3,615)
                                                                                                                         -------
Net realized losses on available-for-sale securities                                                                     $(3,089)
                                                                                                                         =======

OTHER INFORMATION
The allowance for credit losses on mortgage loans decreased from $252 thousand at December 31, 2000 to $162 thousand at December 31, 2001.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS 133 requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. The Company accounts for changes in fair values of derivatives that have no hedge designation or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was not significant.

The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
The Company invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had no change in market value during the year ended December 31, 2001.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by any counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 2001 were as follows (IN THOUSANDS):

Beginning balance                                                                                                        $18,678
Deferrals                                                                                                                  8,690
Amortization                                                                                                              (2,492)
Adjustment related to realized gains on debt securities                                                                       10
Adjustment related to unrealized losses on securities available-for-sale                                                  (5,376)
                                                                                                                         -------
Ending balance                                                                                                           $19,510
                                                                                                                         =======

VALUE OF BUSINESS ACQUIRED
Information about value of business acquired for the year ended December 31, 2001 were as follows (IN THOUSANDS):

Beginning balance                                                                                                        $18,539
Amortization                                                                                                              (2,217)
Value of business acquired capital gain amortization                                                                         160
Adjustment related to unrealized gains on securities available-for-sale                                                   (5,700)
                                                                                                                         -------
Ending balance                                                                                                           $10,782
                                                                                                                         =======

Expected approximate amortization percentages of the value of business acquired as of December 31, 2001 over the next five years are as follows (IN THOUSANDS):

                                                                                   AMORTIZATION
                                                                                    PERCENTAGE
                                                                                   ------------
              Year Ending December 31:
                 2002                                                                  12.2%
                 2003                                                                  10.6%
                 2004                                                                   9.1%
                 2005                                                                   8.2%
                 2006                                                                   7.6%

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 to 30 years to an ultimate rate of 6.5%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.1% to 5.7% in 2001. The average credited interest rates for universal life-type products were 5.6% each of the last three years. For annuity products, credited interest rates generally ranged from 4.0% to 6.0% in 2001.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For immediate annuities issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983a and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses for the year ended December 31, 2001, is summarized below (IN THOUSANDS):

Balance as of January 1                                                                                                  $ 9,006
Less reinsurance recoverable                                                                                               2,753
                                                                                                                         -------
Net balance as of January 1                                                                                                6,253
                                                                                                                         -------
Amount incurred:
   Current year                                                                                                            3,149
   Prior year                                                                                                              1,760
                                                                                                                         -------
                                                                                                                           4,909
                                                                                                                         -------
Less amount paid:
   Current year                                                                                                               54
   Prior year                                                                                                              2,522
                                                                                                                         -------
                                                                                                                           2,576
                                                                                                                         -------

Net balance as of December 31                                                                                              8,586
Plus reinsurance recoverable                                                                                               5,128
                                                                                                                         -------
Balance as of December 31                                                                                                $13,714
                                                                                                                         =======
Balance as of December 31 included with:
   Future policy benefits                                                                                                 13,369
   Policy and contract claims                                                                                                345
                                                                                                                         -------
                                                                                                                         $13,714
                                                                                                                         =======

The Company uses what it believes to be conservative estimates at the time of determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Higher than anticipated claims resulted in adjustments to liabilities in 2001.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. There are no permitted practices for the Company.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (7) certain assets are not admitted for purposes of determining surplus under SAP, and (8) changes in deferred taxes associated with timing differences are recorded under GAAP in net income rather than directly to equity under SAP, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. New Jersey has adopted the provisions of the revised manual with certain exceptions. Codification has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company used to prepare statutory basis financial statements. The effect of the adoption of Codification was to decrease the Company's statutory surplus by $560 thousand.

The Company reported capital and surplus on a statutory basis at December 31, 2001 of $97.1 million, and net income for the year ended December 31, 2001 of $5.6 million.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2001, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, New Jersey restricts the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay approximately $9 million in dividends in 2002 without approval by New Jersey.


8. INCOME TAXES
The tax effects of temporary differences that give rise to deferred income tax liabilities and assets at December 31, 2001 were as follows (in thousands):

Deferred income tax assets:
   Difference in policy liabilities                                                                                     $  4,767
   Obligation for postretirement benefits                                                                                     63
   Depreciation differences                                                                                                1,496
   Differences in investment basis                                                                                           761
   Other deferred tax assets                                                                                               2,710
                                                                                                                        --------
Gross deferred tax assets                                                                                                  9,797
                                                                                                                        --------
Deferred income tax liabilities:
   Net unrealized gains on securities                                                                                     (5,532)
   Differences in investment basis                                                                                        (3,339)
   Other deferred tax liabilities                                                                                         (2,971)
                                                                                                                        --------
Gross deferred tax liabilities                                                                                           (11,842)
                                                                                                                        --------
Net deferred income tax liability                                                                                       $ (2,045)
                                                                                                                        ========

Federal income tax returns for tax years 1997, 1998, 1999 and 2000 are currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $4.7 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would approximate $1.6 million.

The Company paid federal income taxes in 2001 of $8 million.

9. RETIREMENTS BENEFIT PLANS
PENSION PLANS
The Company's employees participate in the Jefferson-Pilot Corporation defined benefit pension plans covering substantially all Company employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension costs allocated to the Company were not significant for the year ended
December 31, 2001.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for 2001 was not significant.

DEFINED CONTRIBUTION PLANS
The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund, which acquires and holds shares of the Ultimate Parent's common stock for the account of participants. Plan assets are invested under a group variable annuity contract issued by Jefferson Pilot Life Insurance Company. Plan expense for 2001 was not significant.

10. REINSURANCE
The Company attempts to reduce exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk in excess of its retention limits, which range from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to its financial statements.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 2001.

The effects of reinsurance on total premiums and other considerations and total benefits in the accompanying statement of income for the Company was as follows for the year ended December 31, 2001 (IN THOUSANDS):

Premiums and other considerations, before effect of reinsurance ceded                                                    $22,239
Less premiums and other considerations ceded                                                                               1,729
                                                                                                                         -------
Net premiums and other considerations                                                                                    $20,510
                                                                                                                         =======
Benefits, before reinsurance recoveries                                                                                  $60,065
Less reinsurance recoveries                                                                                                1,412
                                                                                                                         -------
Net benefits                                                                                                             $58,653
                                                                                                                         =======

11. OTHER COMPREHENSIVE INCOME
Comprehensive income and its components are displayed in the accompanying statement of stockholder's equity. See Note 3 for further detail of changes in unrealized gains (losses) on securities for the year ended December 31, 2001. Currently, the elements of other comprehensive income applicable to the Company are displayed in the following table, along with related tax effects (IN THOUSANDS):

                                                                                                                   UNREALIZED
                                                                                                                    GAINS ON
                                                                                                                AVAILABLE-FOR-SALE
                                                                                                                   SECURITIES
                                                                                                              ---------------------
BALANCE AT DECEMBER 31, 2000                                                                                        $(2,398)
   Unrealized holding gains arising during period, net of $5,718 tax expense                                         10,662
   Less: reclassification adjustment
   Loss realized in net income, net of $1,079 tax benefit                                                            (2,010)
                                                                                                                    -------
BALANCE AT DECEMBER 31, 2001                                                                                        $10,274
                                                                                                                    =======

12. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying values and fair values of financial instruments at December 31, 2001, were as follows (IN THOUSANDS):

                                                                                                     CARRYING             FAIR
                                                                                                       VALUE              VALUE
                                                                                                     --------           --------
FINANCIAL ASSETS:
   Debt securities available-for-sale                                                                $923,297           $923,297
   Debt securities held- to-maturity                                                                  128,742            130,436
   Equity securities available-for-sale                                                                 1,525              1,525
   Mortgage loans                                                                                      21,367             22,352
   Policy loans                                                                                        26,054             31,775

FINANCIAL LIABILITIES:
   Annuity contract liabilities in accumulation phase                                                $655,054           $629,477
   Derivative financial instruments                                                                       110                110

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's balance sheet due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying balance sheet.

The fair values of debt, equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying accounts of which are included with policyholder contract deposits in the Company's balance sheet, are estimated to equal the cash surrender values of the contracts.

13. RELATED-PARTY TRANSACTIONS
The Company has entered into service agreements with the Ultimate Parent and certain of its subsidiaries for personnel and facilities usage, general management services, and investment management services. The Company expensed $7.8 million for general management and investment services payable primarily to Jefferson-Pilot Life Insurance Company, another wholly owned subsidiary of the Ultimate Parent. At December 31, 2001, the Company has no amounts payable to Jefferson-Pilot Life Insurance Company related to these service contracts. The Company had $187 thousand of other payables due to related parties at December 31, 2001. This balance is included in accounts payable, accruals and other liabilities on the accompanying balance sheet.

14. COMMITMENTS AND CONTINGENT LIABILITIES
In the normal course of business, the Company is party to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

                         REPORT OF INDEPENDENT AUDITORS

Contractholders of the JPF Separate Account B
The Board of Directors, Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account B as of December 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account B at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
March 29, 2002

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 2001

                                                               JPVF         JPVF      JPVF        JPVF
                                                   JPVF      EMERGING      MID-CAP   CAPITAL      SMALL
                                                  GROWTH      GROWTH       GROWTH     GROWTH     COMPANY
                                                 DIVISION    DIVISION     DIVISION   DIVISION   DIVISION
                                                 --------   ----------    --------   --------   --------
ASSETS
Investments at cost                              $259,142   $  514,319    $  5,024   $843,890   $551,257
                                                 ========   ==========    ========   ========   ========
Investments at market value                      $194,639   $  328,982    $  5,006   $628,316   $544,058
Accrued investment income                              --           --          --         --         --
Net premiums receivable (payable)                   2,724          823          21      1,013      2,105
                                                 --------   ----------    --------   --------   --------
      TOTAL NET ASSETS                           $197,363   $  329,805    $  5,027   $629,329   $546,163
                                                 ========   ==========    ========   ========   ========

UNITS OUTSTANDING                                  14,658       31,534         448     60,298     57,283

UNIT VALUE                                       $ 13.465   $   10.459    $ 11.209   $ 10.438   $  9.535

                                                   JPVF        JPVF         JPVF
                                                  MID-CAP     S&P 500     SMALL-CAP    JPVF
                                                   VALUE       INDEX        VALUE     VALUE
                                                 DIVISION    DIVISION     DIVISION   DIVISION
                                                 --------   ----------    --------   --------
ASSETS
Investments at cost                              $  2,587   $1,587,869    $ 15,171   $476,184
                                                 ========   ==========    ========   ========
Investments at market value                      $  2,739   $1,394,386    $ 15,567   $492,729
Accrued investment income                              --           --          92         --
Net premiums receivable (payable)                      10        2,213          (1)     1,055
                                                 --------   ----------    --------   --------
      TOTAL NET ASSETS                           $  2,749   $1,396,599    $ 15,658   $493,784
                                                 ========   ==========    ========   ========

UNITS OUTSTANDING                                     272      127,403       1,542     38,091

UNIT VALUE                                       $ 10.120   $   10.963    $ 10.153   $ 12.964

See notes to financial statements.

                                      F-2

                                                                 JPVF
                                                    JPVF         WORLD                      JPVF        JPVF
                                                INTERNATIONAL    GROWTH        JPVF      HIGH YIELD     MONEY
                                                   EQUITY        STOCK       BALANCED       BOND       MARKET
                                                  DIVISION      DIVISION     DIVISION     DIVISION    DIVISION
                                                ------------  -----------    ---------   ----------   ---------
ASSETS
Investments at cost                               $211,172     $  365,854    $ 162,339   $  410,661   $ 311,929
                                                  ========     ==========    =========   ==========   =========
Investments at market value                       $171,450     $  322,874    $ 152,517   $  354,348   $ 314,009
Accrued investment income                               --             --           --       37,834          --
Net premiums receivable                                221            665          881          142       8,549
                                                  --------     ----------    ---------   ----------   ---------
      TOTAL NET ASSETS                            $171,671     $  323,539    $ 153,398   $  392,324   $ 322,558
                                                  ========     ==========    =========   ==========   =========

UNITS OUTSTANDING                                   19,797         25,943       11,725       38,243      29,285

UNIT VALUE                                        $  8.672     $   12.471    $  13.084   $   10.259   $  11.015

                                                  AMERICAN
                                                   CENTURY        AYCO        FIDELITY
                                                  VP INT'L       GROWTH      VIP GROWTH
                                                  DIVISION      DIVISION      DIVISION
                                                  --------     ----------    ----------
ASSETS
Investments at cost                               $  1,094     $  154,534    $ 807,561
                                                  ========     ==========    =========
Investments at market value                       $  1,117     $  143,475    $ 665,575
Accrued investment income                               --             --           --
Net premiums receivable                                 16             19        2,723
                                                  --------     ----------    ---------
      TOTAL NET ASSETS                            $  1,133     $  143,494    $ 668,298
                                                  ========     ==========    =========

UNITS OUTSTANDING                                      112         15,706       58,789

UNIT VALUE                                        $ 10.093     $    9.136    $  11.368

See notes to financial statements.

                                      F-3

                                                  FIDELITY      FIDELITY                                 OPPENHEIMER
                                                    VIP          VIP II         MFS           MFS         STRATEGIC
                                               EQUITY-INCOME   CONTRAFUND     RESEARCH      UTILITIES       BOND
                                                  DIVISION      DIVISION      DIVISION      DIVISION      DIVISION
                                               -------------   ----------     --------      ---------    -----------
ASSETS
Investments at cost                               $689,836      $608,273      $293,873      $193,414       $177,597
                                                  ========      ========      ========      ========       ========
Investments at market value                       $662,598      $548,988      $225,541      $148,432       $178,034
Accrued investment income                               --            --            --            --             --
Net premiums receivable                              2,270         1,221           174           846             89
                                                  --------      --------      --------      --------       --------
      TOTAL NET ASSETS                            $664,868      $550,209      $225,715      $149,278       $178,123
                                                  ========      ========      ========      ========       ========

UNITS OUTSTANDING                                   53,518        46,132        21,970        14,019         16,254

UNIT VALUE                                        $ 12.424      $ 11.927      $ 10.274      $ 10.649       $ 10.959

                                                                   PIMCO            TEMPLETON
                                                 OPPENHEIMER    TOTAL RETURN      INTERNATIONAL
                                                    BOND            BOND            SECURITIES
                                                  DIVISION        DIVISION           DIVISION
                                                -------------  --------------     --------------
ASSETS
Investments at cost                                $200,534       $325,572           $379,595
                                                   ========       ========           ========
Investments at market value                        $202,269       $318,168           $296,549
Accrued investment income                                --            872                 --
Net premiums receivable                                 114            520                  5
                                                   --------       --------           --------
      TOTAL NET ASSETS                             $202,383       $319,560           $296,554
                                                   ========       ========           ========

UNITS OUTSTANDING                                    18,115         31,543             26,676

UNIT VALUE                                         $ 11.173       $ 10.150           $ 11.118

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT B

                                                                              JPVF                              JPVF
                                                                             GROWTH                           EMERGING
                                                                            DIVISION                          DIVISION
                                                                 -----------------------------    -------------------------------
                                                                            YEAR ENDED                        YEAR ENDED
                                                                            DECEMBER 31,                      DECEMBER 31,
                                                                 -----------------------------    --------------------------------
                                                                   2001        2000       1999        2001        2000       1999
                                                                 -----------------------------    -------------------------------
Investment Income:
   Dividend income                                               $     --   $     --   $    --    $      --    $     --   $    --

Expenses:
   Mortality and expense risk charge                                1,219        459       100        2,307       1,375       556
                                                                 --------   --------   -------    ---------    --------   -------
      Net investment loss                                          (1,219)      (459)     (100)      (2,307)     (1,375)     (556)
                                                                 --------   --------   -------    ---------    --------   -------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                 (2,436)     1,274     2,646       (4,709)      3,531     3,533
   Realized gain distributions                                      7,466      6,194        17       56,307      17,192        --
                                                                 --------   --------   -------    ---------    --------   -------
   Realized gain                                                    5,030      7,468     2,663       51,598      20,723     3,533
                                                                 --------   --------   -------    ---------    --------   -------
   Change in net unrealized gain (loss) on investments            (54,189)   (24,239)   13,805     (155,899)    (81,653)   50,850
                                                                 --------   --------   -------    ---------    --------   -------
      Increase (decrease) in net assets from operations          $(50,378)  $(17,230)  $16,368    $(106,608)   $(62,305)  $53,827
                                                                 ========   ========   =======    =========    ========   =======

                                                                             JPVF
                                                                        MID-CAP GROWTH
                                                                           DIVISION
                                                                      -------------------
                                                                         PERIOD FROM
                                                                      OCTOBER 22, 2001(a)
                                                                               TO
                                                                         DECEMBER 31,
                                                                              2001
                                                                      -------------------
Investment Income:
   Dividend income                                                          $     --

Expenses:
   Mortality and expense risk charge                                              --
                                                                            --------
      Net investment loss                                                         --
                                                                            --------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                                 5
   Realized gain distributions                                                    --
                                                                            --------
   Realized gain                                                                   5
                                                                            --------
   Change in net unrealized gain (loss) on investments                           (18)
                                                                            --------
      Increase (decrease) in net assets from operations                     $    (13)
                                                                            ========

(a) Commencement of operations

See notes to financial statements.

                                                                                JPVF                              JPVF
                                                                           CAPITAL GROWTH                    SMALL COMPANY
                                                                               DIVISION                         DIVISION
                                                                   -------------------------------    -----------------------------
                                                                               YEAR ENDED                      YEAR ENDED
                                                                              DECEMBER 31,                    DECEMBER 31,
                                                                   -------------------------------    ----------------------------
                                                                     2001         2000       1999       2001      2000       1999
                                                                   ---------   ---------   -------    -------   --------   -------
Investment Income:
   Dividend income                                                 $      --   $      --   $    --     $   --   $     --   $   12

Expenses:
   Mortality and expense risk charge                                   4,508       3,356       791      2,732        624      193
                                                                   ---------   ---------   -------    -------   --------   ------
      Net investment loss                                             (4,508)     (3,356)     (791)    (2,732)      (624)    (181)
                                                                   ---------   ---------   -------    -------   --------   ------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                    (4,120)      7,055       377     (2,302)    (6,844)    (123)
   Realized gain distributions                                        34,505      13,821       483         --         --      219
                                                                   ---------   ---------   -------    -------   --------   ------
   Realized gain (loss)                                               30,385      20,876       860     (2,302)    (6,844)      96
                                                                   ---------   ---------   -------    -------   --------   ------
   Change in net unrealized gain (loss) on investments              (162,297)   (106,380)   52,887      6,942    (20,428)   6,862
                                                                   ---------   ---------   -------    -------   ---------  ------
      Increase (decrease) in net assets from operations            $(136,420)  $ (88,860)  $52,956     $1,908   $(27,896)  $6,777
                                                                   =========   =========   =======    =======   =========  ======

                                                                              JPVF
                                                                          MID-CAP VALUE
                                                                            DIVISION
                                                                       ------------------
                                                                           PERIOD FROM
                                                                        AUGUST 20, 2001(a)
                                                                                TO
                                                                            DECEMBER 31,
                                                                               2001
                                                                       ------------------
Investment Income:
   Dividend income                                                            $     --

Expenses:
   Mortality and expense risk charge                                                --
                                                                              --------
      Net investment loss                                                           --
                                                                              --------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                                  --
   Realized gain distributions                                                      --
                                                                              --------
   Realized gain (loss)                                                             --
                                                                              --------
   Change in net unrealized gain (loss) on investments                             152
                                                                              --------
      Increase (decrease) in net assets from operations                       $    152
                                                                              ========

(a) Commencement of operations

See notes to financial statements.

                                                                                        JPVF
                                                            JPVF                      SMALL-CAP                  JPVF
                                                        S&P 500 INDEX                   VALUE                    VALUE
                                                          DIVISION                     DIVISION                 DIVISION
                                               --------------------------------  -------------------   ----------------------------
                                                                 PERIOD FROM         PERIOD FROM
                                                                MAY 1, 2000(a)    AUGUST 20, 2001(a)
                                                YEAR ENDED            TO                  TO             YEAR ENDED DECEMBER 31,
                                               DECEMBER 31,       DECEMBER 31,        DECEMBER 31,     ---------------------------
                                                   2001              2000                2001           2001       2000     1999
                                               ------------     ---------------   ------------------   ------    -------   -------
Investment Income:
   Dividend income                              $    8,398          $     --             $ 92          $3,590    $ 1,040   $    --

Expenses:
   Mortality and expense risk charge                10,614             5,496                3           3,464        875       351
                                                ----------          --------             ----          ------    -------   -------
      Net investment income (loss)                  (2,216)           (5,496)              89             126        165      (351)
                                                ----------          --------             ----          ------    -------   -------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund
      shares                                       (22,620)           (5,827)              65             429     (5,213)      162
   Realized gain distributions                          --                --               --             248     12,963        81
                                                ----------          --------             ----          ------    -------   -------
   Realized gain (loss)                            (22,620)           (5,827)              65             677      7,750       243
                                                ----------          --------             ----          ------    -------   -------
   Change in net unrealized gain (loss) on
      investments                                 (113,180)          (80,303)             396           4,147     13,759    (1,645)
                                                ----------          --------             ----          ------    -------   -------
      Increase (decrease) in net assets from
         operations                             $ (138,016)         $(91,626)            $550          $4,950    $21,674   $(1,753)
                                                ==========          ========             ====          ======    =======   =======

                                                             JPVF
                                                      INTERNATIONAL EQUITY
                                                            DIVISION
                                                ----------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                ----------------------------------
                                                   2001          2000       1999
                                                ---------     --------    --------
Investment Income:
   Dividend income                               $     --     $     --    $    --

Expenses:
   Mortality and expense risk charge                1,172          449        268
                                                 --------     --------    -------
      Net investment income (loss)                 (1,172)        (449)      (268)
                                                 --------     --------    -------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund
      shares                                      (16,682)        (469)     2,056
   Realized gain distributions                         --        5,476         --
                                                 --------     --------    -------
   Realized gain (loss)                           (16,682)       5,007      2,056
                                                 --------     --------    -------
   Change in net unrealized gain (loss) on
      investments                                 (14,111)     (35,212)     9,335
                                                 --------     --------    -------
      Increase (decrease) in net assets from
         operations                              $(31,965)    $(30,654)   $11,123
                                                 ========     ========    =======

(a) Commencement of operations

See notes to financial statements.

                                                                     JPVF                           JPVF
                                                                 WORLD GROWTH                     BALANCED
                                                                   DIVISION                       DIVISION
                                                          ----------------------------    ----------------------------
                                                             YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                          ----------------------------    ----------------------------
                                                            2001       2000      1999      2001       2000       1999
                                                          --------    ------    ------    -------    -------    ------
Investment Income:
   Dividend income                                        $  4,079    $1,411    $   52    $ 2,233    $ 1,115    $    1

Expenses:
   Mortality and expense risk charge                         2,619       676       284        939        100       181
                                                          --------    ------    ------    -------    -------    ------
      Net investment income (loss)                           1,460       735      (232)     1,294      1,015      (180)
                                                          --------    ------    ------    -------    -------    ------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares          (5,865)    1,764     1,063       (557)       149         4
   Realized gain distributions                              33,681     1,536       191      4,033      2,949       127
                                                          --------    ------    ------    -------    -------    ------
   Realized gain (loss)                                     27,816     3,300     1,254      3,476      3,098       131
                                                          --------    ------    ------    -------    -------    ------
   Change in net unrealized gain (loss) on investments     (48,658)     (194)    6,357     (9,032)    (5,531)    4,892
                                                          --------    ------    ------    -------    -------    ------
      Increase (decrease) in net assets from operations   $(19,382)   $3,841    $7,379    $(4,262)   $(1,418)   $4,843
                                                          ========    ======    ======    =======    =======    ======

                                                                        JPVF
                                                                   HIGH YIELD BOND
                                                                      DIVISION
                                                          -------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                          -------------------------------
                                                            2001        2000       1999
                                                          --------    --------    -------
Investment Income:
   Dividend income                                        $ 37,920    $ 22,831    $ 3,512

Expenses:
   Mortality and expense risk charge                         2,510         622        282
                                                          --------    --------    -------
      Net investment income (loss)                          35,410      22,209      3,230
                                                          --------    --------    -------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares          (4,782)     (4,546)        23
   Realized gain distributions                                  --          --         --
                                                          --------    --------    -------
   Realized gain (loss)                                     (4,782)     (4,546)        23
                                                          --------    --------    -------
   Change in net unrealized gain (loss) on investments     (23,526)    (30,267)    (2,424)
                                                          --------    --------    -------
      Increase (decrease) in net assets from operations   $  7,102    $(12,604)   $   829
                                                          ========    ========    =======

See notes to financial statements.

                                                                                                  AMERICAN
                                                               JPVF                               CENTURY                AYCO
                                                           MONEY MARKET                           VP INT'L              GROWTH
                                                             DIVISION                             DIVISION             DIVISION
                                                        -----------------------------------  -------------------   -----------------
                                                                             PERIOD FROM        PERIOD FROM          PERIOD FROM
                                                            YEAR ENDED     JUNE 16, 1999(a)  NOVEMBER 5, 2001(a)   AUGUST 2, 2001(a)
                                                           DECEMBER 31,           TO                  TO                   TO
                                                        ----------------      DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                         2001      2000         1999                2001                 2001
                                                        -------   ------   ----------------  -------------------   -----------------
Investment Income:
   Dividend income                                      $27,398   $  872         $ --                $--               $    479

Expenses:
   Mortality and expense risk charge                      7,022    1,617           42                 --                    482
                                                        -------   ------         ----                ---               --------
      Net investment income (loss)                       20,376     (745)         (42)                --                     (3)
                                                        -------   ------         ----                ---               --------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares        5,384    5,588           39                 --                 (1,312)
   Realized gain distributions                               --       --           --                 --                    442
                                                        -------   ------         ----                ---               --------
   Realized gain (loss)                                   5,384    5,588           39                 --                   (870)
                                                        -------   ------         ----                ---               --------
   Change in net unrealized gain (loss) on
      investments                                        (2,968)   4,860          189                 23                (11,059)
                                                        -------   ------         ----                ---               --------
      Increase (decrease) in net assets from
         operations                                     $22,792   $9,703         $186                $23               $(11,932)
                                                        =======   ======         ====                ===               ========

                                                                 FIDELITY
                                                                VIP GROWTH
                                                                 DIVISION
                                                       -------------------------------
                                                                YEAR ENDED
                                                               DECEMBER 31,
                                                       -------------------------------
                                                          2001       2000       1999
                                                       ---------   --------    -------
Investment Income:
   Dividend income                                      $    358   $    232    $    46

Expenses:
   Mortality and expense risk charge                       4,862      2,644        898
                                                        --------   --------    -------
      Net investment income (loss)                        (4,504)    (2,412)      (852)
                                                        --------   --------    -------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares       (23,982)     4,000      2,177
   Realized gain distributions                            33,690     23,089      2,862
                                                        --------   --------    -------
   Realized gain (loss)                                    9,708     27,089      5,039
                                                        --------   --------    -------
   Change in net unrealized gain (loss) on
      investments                                        (98,074)   (83,408)    36,533
                                                        --------   --------    -------
      Increase (decrease) in net assets from
         operations                                     $(92,870)  $(58,731)   $40,720
                                                        ========   ========    =======

(a) Commencement of operations

See notes to financial statements.

                                                                      FIDELITY                      FIDELITY
                                                                 VIP EQUITY-INCOME              VIP II CONTRA FUND
                                                                       DIVISION                      DIVISION
                                                              --------------------------  -----------------------------
                                                                YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                              --------------------------  -----------------------------
                                                                2001       2000    1999       2001      2000     1999
                                                              --------   -------  ------    --------  --------  -------
Investment Income:
   Dividend Income                                            $  8,283   $ 1,823 $   389    $  2,737  $    328  $    11

Expenses:
   Mortality and expense risk charge                             4,828     1,115     577       3,789       994      295
                                                              --------   -------  ------    --------  --------  -------
     Net investment
      income (loss)                                              3,455       708    (188)     (1,052)     (666)    (284)
                                                              --------   -------  ------    --------  --------  -------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares              (8,553)      705   1,188      (5,681)   (3,680)     530
   Realized gain distributions                                  23,271     6,867     859       9,661    11,907       83
                                                              --------   -------  ------    --------  --------  -------
   Realized gain                                                14,718     7,572   2,047       3,980     8,227      613
                                                              --------   -------  ------    --------  --------  -------
   Change in net unrealized gain (loss) on investments         (42,972)   15,922  (1,728)    (47,295)  (22,296)  10,207
                                                              --------   -------  ------    --------  --------  -------
      Increase (decrease) in net assets from operations       $(24,799)  $24,202 $   131    $(44,367) $(14,735) $10,536
                                                              ========   =======  ======    ========  ========  =======

                                                                           MFS
                                                                        RESEARCH
                                                                        DIVISION
                                                              ------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   ---------   -------
Investment Income:
   Dividend income                                            $     24   $     33    $   55

Expenses:
   Mortality and expense risk charge                             1,623        577       281
                                                              ---------   --------    -----
     Net investment
      income (loss)                                             (1,599)      (544)     (226)
                                                              --------   --------    ------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares              (9,745)     1,562       879
   Realized gain distributions                                  22,580      5,658       289
                                                              --------   --------    ------
   Realized gain                                                12,835      7,220     1,168
                                                              --------   --------    ------
   Change in net unrealized gain (loss) on investments         (52,521)   (24,661)    8,782
                                                              --------   --------    ------
      Increase (decrease) in net assets from operations       $(41,285)  $(17,985)   $9,724
                                                              ========   ========    ======

See notes to financial statements.

                                      F-10

                                                                          MFS                       OPPENHEIMER
                                                                       UTILITIES                   STRATEGIC BOND
                                                                        DIVISION                      DIVISION
                                                              -----------------------------   ---------------------------
                                                                 YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                              -----------------------------   ---------------------------
                                                                2001       2000      1999      2001       2000      1999
                                                              ---------   -------   -------   -------    -------   ------
Investment Income:
   Dividend income                                            $   4,565   $   386   $   205   $ 1,049    $ 2,500   $  347

Expenses:
   Mortality and expense risk charge                              1,322       185       141       520         45      101
                                                              ---------   -------   -------   -------    -------   ------
     Net investment income                                        3,243       201        64       529      2,455      246
                                                              ---------   -------   -------   -------    -------   ------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares               (9,898)    1,737       180      (115)      (300)     (39)
   Realized gain distributions                                   11,971     2,909     1,030     1,476         --       --
                                                              ---------   -------   -------   -------    -------   ------
   Realized gain (loss)                                           2,073     4,646     1,210     1,361       (300)     (39)
                                                              ---------   -------   -------   -------    -------   ------
   Change in net unrealized gain (loss) on investments          (45,811)   (2,878)    3,663     1,386     (1,160)     121
                                                              ---------   -------   -------   -------    -------   ------
     Increase (decrease) in net assets from operations        $ (40,495)  $ 1,969   $ 4,937   $ 3,276    $   995   $  328
                                                              =========   =======   =======   =======    =======   ======

                                                                         OPPENHEIMER
                                                                            BOND
                                                                          DIVISION
                                                              -------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                 2001        2000      1999
                                                              ---------    -------    -------
Investment Income:
   Dividend income                                            $  16,529    $ 3,102    $   100

Expenses:
   Mortality and expense risk charge                              2,037        268         72
                                                              ---------    -------    -------
     Net investment income                                       14,492      2,834         28
                                                              ---------    -------    -------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                4,138     (1,462)       (13)
   Realized gain distributions                                       --         --         10
                                                              ---------    -------    -------
   Realized gain (loss)                                           4,138     (1,462)        (3)
                                                              ---------    -------    -------
   Change in net unrealized gain (loss) on investments           (3,160)     4,958        (68)
                                                              ---------    -------    -------
     Increase (decrease) in net assets from operations        $  15,470    $ 6,330    $   (43)
                                                              =========    =======    =======

See notes to financial statements.

                                                                         PIMCO                      TEMPLETON
                                                                    TOTAL RETURN BOND        INTERNATIONAL SECURITIES
                                                                       DIVISION                      DIVISION
                                                                   ------------------     -----------------------------
                                                                      PERIOD FROM
                                                                   AUGUST 20, 2001(a)               YEAR ENDED
                                                                          TO                       DECEMBER 31,
                                                                      DECEMBER 31,        -----------------------------
                                                                         2001               2001       2000       1999
                                                                   ------------------     --------   ---------   ------
Investment Income:
   Dividend income                                                     $ 1,304            $  7,840   $   2,590   $  135

Expenses:
   Mortality and expense risk charge                                       319               2,189         686      330
                                                                       -------            --------   ---------   ------
     Net investment income                                                 985               5,651       1,904     (195)
                                                                       -------            --------   ---------   ------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                        (169)            (31,864)     (2,555)      34
   Realized gain distributions                                           5,486              58,736      15,391      470
                                                                       -------            --------   ---------   ------
   Realized gain                                                         5,317              26,872      12,836      504
                                                                       -------            --------   ---------   ------
   Change in net unrealized gain (loss) on investments                  (7,404)            (76,819)    (14,767)   8,445
                                                                       -------            --------   ---------   ------
     Increase (decrease) in net assets from operations                 $(1,102)           $(44,296)  $     (27)  $8,754
                                                                       =======            ========   =========   ======

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT B

                                                      JPVF                                   JPVF                       JPVF
                                                     GROWTH                             EMERGING GROWTH            MID-CAP GROWTH
                                                    DIVISION                               DIVISION                   DIVISION
                                        ----------------------------------   ---------------------------------   -------------------
                                                                                                                     PERIOD FROM
                                                    YEAR ENDED                            YEAR ENDED             OCTOBER 22, 2001(a)
                                                    DECEMBER 31,                          DECEMBER 31,                   TO
                                        ----------------------------------   ---------------------------------       DECEMBER 31,
                                            2001        2000        1999        2001         2000        1999           2001
                                        -----------  ----------  ---------   ---------    ---------  ----------  ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                   $   (1,219)  $    (459)  $    (100)  $  (2,307)   $ (1,375)  $    (556)       $      --
  Net realized gain on investments           5,030       7,468       2,663      51,598      20,723       3,533                5
  Change in net unrealized gain (loss)
    on investments                         (54,189)    (24,239)     13,805    (155,899)    (81,653)     50,850              (18)
                                        ----------   ---------   ---------   ---------    --------   ---------        ---------
Increase (decrease) in net assets from
  operations                               (50,378)    (17,230)     16,368    (106,608)    (62,305)     53,827              (13)
Contractholder transactions--Note G:
  Transfers of net premiums                106,233      51,978      15,727     122,696      56,648      59,213            3,585
  Transfers from/to General Account
    and within Separate Account, net        43,484      42,829      24,542      48,651     170,610      35,743            1,652
  Transfers of cost of insurance           (28,392)    (11,018)     (2,023)    (35,216)    (20,832)    (10,872)            (200)
  Transfers on account of other
    terminations                             1,565       3,100         (62)       (807)      3,557         427                3
                                        ----------   ---------   ---------   ---------    --------   ---------        ---------
Net increase in net assets derived from
  contractholder transactions              122,890      86,889      38,184     135,324     209,983      84,511            5,040
Net increase in net assets                  72,512      69,659      54,552      28,716     147,678     138,338            5,027
                                        ----------   ---------   ---------   ---------    --------   ---------        ---------
Balance at beginning of period             124,851      55,192         640     301,089     153,411      15,073               --
                                        ----------   ---------   ---------   ---------    --------   ---------        ---------
Balance at end of period                $  197,363   $ 124,851   $  55,192   $ 329,805    $301,089   $ 153,411        $   5,027
                                        ==========   =========   =========   =========    ========   =========        =========

(a) Commencement of operations

See notes to financial statements.

                                                         JPVF                                       JPVF
                                                    CAPITAL GROWTH                              SMALL COMPANY
                                                       DIVISION                                    DIVISION
                                        ---------------------------------------    ----------------------------------------
                                                     YEAR ENDED                                   YEAR ENDED
                                                    DECEMBER 31,                                  DECEMBER 31,
                                        ---------------------------------------    ----------------------------------------
                                           2001           2000          1999           2001          2000          1999
                                        -----------    ----------    ----------    -----------    ----------    -----------
INCREASE IN NET ASSETS
Operations:
   Net investment loss                  $    (4,508)   $   (3,356)   $     (791)    $   (2,732)   $     (624)   $      (181)
   Net realized gain (loss)
      on investments                         30,385        20,876           860         (2,302)       (6,844)            96
   Change in net unrealized
      gain (loss) on investments           (162,297)     (106,380)       52,887          6,942       (20,428)         6,862
                                        -----------    ----------    ----------    -----------    ----------    -----------
Increase (decrease) in net
   assets from operations                  (136,420)      (88,860)       52,956          1,908       (27,896)         6,777
Contractholder transactions--Note G:
   Transfers of net premiums                251,016       121,333        58,586        153,130        81,798         11,652
   Transfers from/to
      General Account and
      within Separate
      Account, net                           61,545       271,656       148,302        154,608       187,828         16,563
   Transfers of cost of insurance           (67,474)      (40,661)      (14,738)       (37,707)       (9,521)        (2,190)
   Transfer on account of death                  --            --            --             --            --             --
   Transfers on account
     of other terminations                      (55)        3,098          (236)         1,956          (554)          (827)
                                        -----------    ----------    ----------    -----------    ----------    -----------
Net increase in net
   assets derived from
   contractholder transactions              245,032       355,426       191,914        271,987       259,551         25,198
Net increase in net assets                  108,612       266,566       244,870        273,895       231,655         31,975
                                        -----------    ----------    ----------    -----------    ----------    -----------
Balance at beginning of period              520,717       254,151         9,281        272,268        40,613          8,638
                                        -----------    ----------    ----------    -----------    ----------    -----------
Balance at end of period                $   629,329    $  520,717    $  254,151     $  546,163    $  272,268    $    40,613
                                        ===========    ==========    ==========    ===========    ==========    ===========

                                            JPVF                 JPVF
                                        MID-CAP VALUE        S&P 500 INDEX
                                           DIVISION             DIVISION
                                        -------------  ---------------------------
                                        PERIOD FROM                   PERIOD FROM
                                         AUGUST 20,                  MAY 1, 2000(a)
                                         2000(a) TO     YEAR ENDED        TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           2001            2001          2000
                                        -------------  ------------  -------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                     $      --     $   (2,216)    $   (5,496)
  Net realized gain (loss)
    on investments                               --        (22,620)        (5,827)
  Change in net unrealized
    gain (loss) on investments                  152       (113,180)       (80,303)
                                          ---------     ----------     ----------
Increase (decrease) in net
  assets from operations                        152       (138,016)       (91,626)
Contractholder transactions--Note G:
  Transfers of net premiums                   1,202        541,199        178,544
  Transfers from/to
     General Account and
     within Separate
     Account, net                             1,535         79,167        969,265
  Transfers of cost of insurance               (139)      (100,616)       (37,238)
  Transfer on account of death                   --        (11,881)            --
  Transfers on account
   of other terminations                         (1)        10,041         (2,240)
                                          ---------     ----------     ----------
Net increase in net
  assets derived from
  contractholder transactions                 2,597        517,910      1,108,331
Net increase in net assets                    2,749        379,894      1,016,705
                                          ---------     ----------     ----------
Balance at beginning of period                   --      1,016,705             --
                                          ---------     ----------     ----------
Balance at end of period                  $   2,749     $1,396,599     $1,016,705
                                          =========     ==========     ==========

(a) Commencement of operations

See notes to financial statements.

                                               JPVF                       JPVF                                   JPVF
                                          SMALL-CAP VALUE                 VALUE                          INTERNATIONAL EQUITY
                                             DIVISION                   DIVISION                               DIVISION
                                        -----------------   -----------------------------------   --------------------------------
                                          PERIOD FROM
                                        AUGUST 20, 2001(a)              YEAR ENDED                            YEAR ENDED
                                               TO                      DECEMBER 31,                          DECEMBER 31,
                                          DECEMBER 31,      -----------------------------------   --------------------------------
                                              2001             2001         2000         1999        2001         2000      1999
                                        -----------------   ----------   ----------   ---------   ----------   ---------   -------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)               $      89      $      126   $      165   $    (351)  $   (1,172)  $    (449)  $  (268)
  Net realized gain (loss) on
    investments                                     65             677        7,750         243      (16,682)      5,007     2,056
  Change in net unrealized gain (loss)
    on investments                                 396           4,147       13,759      (1,645)     (14,111)    (35,212)    9,335
                                             ---------      ----------   ----------   ---------   ----------   ---------   -------
Increase (decrease) in net assets from
  operations                                       550           4,950       21,674      (1,753)     (31,965)    (30,654)   11,123
Contractholder transactions--Note G:
  Transfers of net premiums                      2,010         131,393       58,080      42,209       73,638      81,544    29,182
  Transfers from/to General Account and
     within Separate Account, net               12,988          40,611      197,594      56,834      (15,478)     53,449    19,196
  Transfers of cost of insurance                  (284)        (42,435)     (14,754)     (5,516)     (17,751)     (8,896)   (3,555)
  Transfers on account of other
    terminations                                   394               4       (2,345)        285          714       1,750       299
                                             ---------      ----------   ----------   ---------   ----------   ---------   -------
Net increase in net assets derived from
  contractholder transactions                   15,108         129,573      238,575      93,812       41,123     127,847    45,122
Net increase in net assets                      15,658         134,523      260,249      92,059        9,158      97,193    56,245
                                             ---------      ----------   ----------   ---------   ----------   ---------   -------
Balance at beginning of period                      --         359,261       99,012       6,953      162,513      65,320     9,075
                                             ---------      ----------   ----------   ---------   ----------   ---------   -------
Balance at end of period                     $  15,658      $  493,784   $  359,261   $  99,012   $  171,671   $ 162,513   $65,320
                                             =========      ==========   ==========   =========   ==========   =========   =======

(a) Commencement of operations

See notes to financial statements.

                                                              JPVF                                  JPVF
                                                          WORLD GROWTH                            BALANCED
                                                            DIVISION                              DIVISION
                                                 ----------------------------------   ----------------------------------
                                                      YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                 ----------------------------------   ----------------------------------
                                                   2001        2000         1999        2001         2000         1999
                                                 --------   ----------   ----------   ---------   ----------   ---------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                  $  1,460   $      735   $     (232)  $   1,294   $    1,015   $    (180)
   Net realized gain (loss) on investments         27,816        3,300        1,254       3,476        3,098         131
   Change in net unrealized
     gain (loss) on investments                   (48,658)        (194)       6,357      (9,032)      (5,531)      4,892
                                                 --------   ----------   ----------   ---------   ----------   ---------
Increase (decrease) in net
   assets from operations                         (19,382)       3,841        7,379      (4,262)      (1,418)      4,843
Contractholder transactions--Note G:
   Transfers of net premiums                      121,093       46,553       11,218      75,910       28,947      11,628
   Transfers from/to General Account and
     within Separate Account, net                   4,186      140,609       56,224      31,132       20,123      21,497
   Transfers of cost of insurance                 (29,287)      (9,604)      (2,921)    (28,723)      (7,416)     (2,961)
   Transfers on account of other terminations      (1,132)      (1,114)     (12,354)         97          914         (40)
                                                 --------   ----------   ----------   ---------   ----------   ---------
Net increase in net assets
   derived from contractholder transactions        94,860      176,444       52,167      78,416       42,568      30,124
Net increase in net assets                         75,478      180,285       59,546      74,154       41,150      34,967
                                                 --------   ----------   ----------   ---------   ----------   ---------
Balance at beginning of period                    248,061       67,776        8,230      79,244       38,094       3,127
                                                 --------   ----------   ----------   ---------   ----------   ---------
Balance at end of period                         $323,539   $  248,061   $   67,776   $ 153,398   $   79,244   $  38,094
                                                 ========   ==========   ==========   =========   ==========   =========

                                                                 JPVF
                                                            HIGH YIELD BOND
                                                               DIVISION
                                                 ----------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                 ----------------------------------
                                                   2001        2000         1999
                                                 --------   ----------   ----------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                  $ 35,410   $   22,209   $    3,230
   Net realized gain (loss) on investments         (4,782)      (4,546)          23
   Change in net unrealized
     gain (loss) on investments                   (23,526)     (30,267)      (2,424)
                                                 --------   ----------   ----------
Increase (decrease) in net
   assets from operations                           7,102      (12,604)         829
Contractholder transactions--Note G:
   Transfers of net premiums                       96,814       66,306        3,352
   Transfers from/to General Account and
     within Separate Account, net                  59,510      164,250       27,635
   Transfers of cost of insurance                 (27,753)      (8,838)      (1,418)
   Transfers on account of other terminations       1,439         (216)          88
                                                 --------   ----------   ----------
Net increase in net assets
   derived from contractholder transactions       130,010      221,502       29,657
Net increase in net assets                        137,112      208,898       30,486
                                                 --------   ----------   ----------
Balance at beginning of period                    255,212       46,314       15,828
                                                 --------   ----------   ----------
Balance at end of period                         $392,324   $  255,212   $   46,314
                                                 ========   ==========   ==========

See notes to financial statements.

                                                                                          AMERICAN
                                                               JPVF                        CENTURY         AYCO
                                                           MONEY MARKET                   VP INT'L        GROWTH
                                                             DIVISION                      DIVISION       DIVISION
                                               ------------------------------------   ---------------  --------------
                                                                                         PERIOD FROM    PERIOD FROM
                                                                                          NOVEMBER 5,     AUGUST 2,
                                                            YEAR ENDED                    2001(a) TO     2001(a) TO
                                                           DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                               ------------------------------------   ---------------  --------------
                                                  2001         2000         1999            2001            2001
                                               ----------   ----------   ----------   ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                $   20,376   $     (745)  $      (42)     $      --     $          (3)
   Net realized gain (loss) on investments          5,384        5,588           39             --              (870)
   Change in net unrealized gain (loss)
      on investments                               (2,968)       4,860          189             23           (11,059)
                                               ----------   ----------   ----------      ---------     -------------
Increase (decrease) in net assets
    from operations                                22,792        9,703          186             23           (11,932)
Contractholder transactions--Note G:
   Transfers of net premiums                      312,019       38,321        6,363            953             1,512
   Transfers from/to General Account
      and within Separate Account, net           (253,885)     536,821        9,704            197           157,446
   Transfers of cost of insurance                (306,015)     (52,058)        (782)           (39)           (3,061)
   Transfer on account of death                        --           --           --             --                --
   Transfers on account of other terminations        (611)          --           --             (1)             (471)
                                               ----------   ----------   ----------      ---------     -------------
Net increase (decrease) in net assets derived
   from contractholder transactions              (248,492)     523,084       15,285          1,110           155,426
Net increase (decrease) in net assets            (225,700)     532,787       15,471          1,133           143,494
                                               ----------   ----------   ----------      ---------     -------------
Balance at beginning of period                    548,258       15,471           --             --                --
                                               ----------   ----------   ----------      ---------     -------------
Balance at end of period                       $  322,558   $  548,258   $   15,471      $   1,133     $     143,494
                                               ==========   ==========   ==========      =========     =============

                                                            FIDELITY
                                                           VIP GROWTH
                                                            DIVISION
                                               ------------------------------------

                                                           YEAR ENDED
                                                          DECEMBER 31,
                                               ------------------------------------
                                                  2001         2000         1999
                                               ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                $   (4,504)  $   (2,412)  $     (852)
   Net realized gain (loss) on investments          9,708       27,089        5,039
   Change in net unrealized gain (loss)
      on investments                              (98,074)     (83,408)      36,533
                                               ----------   ----------   ----------
Increase (decrease) in net assets
    from operations                               (92,870)     (58,731)      40,720
Contractholder transactions--Note G:
   Transfers of net premiums                      233,638       83,606       72,706
   Transfers from/to General Account
      and within Separate Account, net             88,177      307,711       97,281
   Transfers of cost of insurance                 (64,352)     (28,518)     (12,325)
   Transfer on account of death                   (11,423)          --           --
   Transfers on account of other terminations       1,511         (979)     (13,179)
                                               ----------   ----------   ----------
Net increase (decrease) in net assets derived
   from contractholder transactions               247,551      361,820      144,483
Net increase (decrease) in net assets             154,681      303,089      185,203
                                               ----------   ----------   ----------
Balance at beginning of period                    513,617      210,528       25,325
                                               ----------   ----------   ----------
Balance at end of period                       $  668,298   $  513,617   $  210,528
                                               ==========   ==========   ==========

(a) Commencement of operations

See notes to financial statements.

                                                                         FIDELITY                           FIDELITY
                                                                    VIP EQUITY-INCOME                  VIP II CONTRAFUND
                                                                         DIVISION                          DIVISION
                                                            --------------------------------    -------------------------------
                                                                  YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                            --------------------------------    -------------------------------
                                                               2001        2000       1999        2001        2000       1999
                                                            ---------   ----------   -------    ---------   --------   --------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                             $   3,455   $      708   $  (188)   $  (1,052)  $   (666)  $   (284)
   Net realized gain on investments                            14,718        7,572     2,047        3,980      8,227        613
   Change in net unrealized gain (loss)
      on investments                                          (42,972)      15,922    (1,728)     (47,295)   (22,296)    10,207
                                                            ---------   ----------   -------    ---------   --------   --------
Increase (decrease) in net assets from
   operations                                                 (24,799)      24,202       131      (44,367)   (14,735)    10,536
Contractholder transactions--Note G:
   Transfers of net premiums                                  199,091       54,215    56,692      177,808     96,596     48,714
   Transfers from/to General Account and within
     Separate Account, net                                     82,775      339,516    32,476       88,977    233,185     53,040
   Transfers of cost of insurance                             (54,908)     (18,378)   (7,554)     (41,370)   (22,998)    (8,544)
   Transfer on account of death                               (31,669)          --        --      (17,768)        --         --
   Transfers on account of other terminations                      26       (4,073)      624        1,561        408    (11,775)
                                                            ---------   ----------   -------    ---------   --------   --------
Net increase in net
   assets derived from
   contractholder transactions                                195,315      371,280    82,238      209,208    307,191     81,435
Net increase in net assets                                    170,516      395,482    82,369      164,841    292,456     91,971
                                                            ---------   ----------   -------    ---------   --------   --------
Balance at beginning of period                                494,352       98,870    16,501      385,368     92,912        941
                                                            ---------   ----------   -------    ---------   --------   --------
Balance at end of period                                    $ 664,868   $  494,352   $98,870     $550,209   $385,368   $ 92,912
                                                            =========   ==========   =======    =========   ========   ========

                                                                         MFS
                                                                       RESEARCH
                                                                       DIVISION
                                                         -----------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                         ------------------------------------
                                                            2001        2000        1999
                                                         ---------   ---------   ----------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                          $  (1,599)  $    (544)  $     (226)
   Net realized gain on investments                         12,835       7,220        1,168
   Change in net unrealized gain (loss)
      on investments                                       (52,521)    (24,661)       8,782
                                                         ---------   ---------   ----------
Increase (decrease) in net assets from
   operations                                              (41,285)    (17,985)       9,724
Contractholder transactions--Note G:
   Transfers of net premiums                                60,538      26,099       39,524
   Transfers from/to General Account and within
     Separate Account, net                                  50,676     124,163       25,303
   Transfers of cost of insurance                          (22,560)    (14,764)      (6,724)
   Transfer on account of death                            (17,147)         --           --
   Transfers on account of other terminations                5,870        (126)         226
                                                         ---------   ---------   ----------
Net increase in net
   assets derived from
   contractholder transactions                              77,377     135,372       58,329
Net increase in net assets                                  36,092     117,387       68,053
                                                         ---------   ---------   ----------
Balance at beginning of period                             189,623      72,236        4,183
                                                         ---------   ---------   ----------
Balance at end of period                                 $ 225,715   $ 189,623   $   72,236
                                                         =========   =========   ==========

(a) Commencement of operations

See notes to financial statements.

                                                                         MFS                                 OPPENHEIMER
                                                                      UTILITIES                             STRATEGIC BOND
                                                                      DIVISION                                DIVISION
                                                          ----------------------------------    ----------------------------------
                                                                YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                          ----------------------------------    ----------------------------------
                                                            2001         2000         1999         2001         2000        1999
                                                          ---------   ----------   ---------    ----------    ---------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                   $   3,243   $      201   $      64    $      529    $   2,455   $    246
  Net realized gain (loss) on investments                     2,073        4,646       1,210         1,361         (300)       (39)
  Change in net unrealized gain (loss)
   on investments                                           (45,811)      (2,878)      3,663         1,386       (1,160)       121
                                                          ---------   ----------   ---------    ----------    ---------   --------
Increase (decrease) in net assets from
   operations                                               (40,495)       1,969       4,937         3,276          995        328
Contractholder transactions--Note F:
   Transfers of net premiums                                 58,711       21,797      16,859        14,465        5,235      4,471
   Transfers from/to General Account and
     within Separate Account, net                            11,047      103,892       5,494       131,756        3,697     19,096
   Transfers of cost of insurance                           (18,502)      (6,694)     (2,569)       (8,260)      (2,361)      (546)
   Transfer on account of death                             (11,964)          --          --            --           --         --
   Transfers on account of other terminations                 1,498       (1,048)         90           (81)        (213)        --
                                                          ---------   ----------   ---------    ----------    ---------   --------
Net increase (decrease) in net assets derived
   from contractholder transactions                          40,790      117,947      19,874       137,880        6,358     23,021
Net increase (decrease) in net assets                           295      119,916      24,811       141,156        7,353     23,349
                                                          ---------   ----------   ---------    ----------    ---------   --------
Balance at beginning of period                              148,983       29,067       4,256        36,967       29,614      6,265
                                                          ---------   ----------   ---------    ----------    ---------   --------
Balance at end of period                                  $ 149,278   $  148,983   $  29,067    $  178,123    $  36,967   $ 29,614
                                                          =========   ==========   =========    ==========    =========   ========

                                                                    OPPENHEIMER
                                                                       BOND
                                                                     DIVISION
                                                         ----------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                         ----------------------------------
                                                           2001         2000        1999
                                                         ---------   ---------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                 $  14,492   $   2,834   $       28
   Net realized gain (loss) on investments                   4,138      (1,462)          (3)
   Change in net unrealized gain (loss)
     on investments                                         (3,160)      4,958          (68)
                                                         ---------   ---------   ----------
Increase (decrease) in net assets from
   operations                                               15,470       6,330          (43)
Contractholder transactions--Note F:
   Transfers of net premiums                                76,586      19,851       14,540
   Transfers from/to General Account and
     within Separate Account, net                          (71,683)    156,524       19,232
   Transfers of cost of insurance                          (28,080)     (6,636)      (1,774)
   Transfer on account of death                                 --          --           --
   Transfers on account of other terminations                2,260        (232)        (220)
                                                         ---------   ---------   ----------
Net increase (decrease) in net assets derived
   from contractholder transactions                        (20,917)    169,507       31,778
Net increase (decrease) in net assets                       (5,447)    175,837       31,735
                                                         ---------   ---------   ----------
Balance at beginning of period                             207,830      31,993          258
                                                         ---------   ---------   ----------
Balance at end of period                                 $ 202,383   $ 207,830   $   31,993
                                                         =========   =========   ==========

See notes to financial statements.

                                                                                PIMCO
                                                                           TOTAL RETURN BOND                TEMPLETON
                                                                               DIVISION                     DIVISION
                                                                          ------------------   -----------------------------------
                                                                              PERIOD FROM
                                                                          AUGUST 20, 2001(a)                YEAR ENDED
                                                                                  TO                       DECEMBER 31,
                                                                             DECEMBER 31,      -----------------------------------
                                                                                 2001             2001          2000         1999
                                                                          ------------------   -----------    ---------   --------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                                               $      985       $     5,651    $   1,904   $   (195)
   Net realized gain on investments                                                5,317            26,872       12,836        504
   Change in net unrealized gain (loss) on investments                            (7,404)          (76,819)     (14,767)     8,445
                                                                              ----------       -----------    ---------   --------
Increase (decrease) in net assets from operations                                 (1,102)          (44,296)         (27)     8,754
Contractholder transactions--Note F:
   Transfers of net premiums                                                      26,115            95,224       53,200     32,040
   Transfers from/to General Account and within Separate Account, net            314,849            62,093      102,998     38,164
   Transfers of cost of insurance                                                (16,609)          (23,686)     (12,783)    (4,470)
   Transfer on account of death                                                       --           (18,092)          --         --
   Transfers on account of other terminations                                     (3,693)            4,169          263        563
                                                                              ----------       -----------    ---------   --------
Net increase in net assets derived from contractholder transactions              320,662           119,708      143,678     66,297
Net increase in net assets                                                       319,560            75,412      143,651     75,051
                                                                              ----------       -----------    ---------   --------
Balance at beginning of period                                                        --           221,142       77,491      2,440
                                                                              ----------       -----------    ---------   --------
Balance at end of period                                                      $  319,560       $   296,554    $ 221,142   $ 77,491
                                                                              ==========       ===========    =========   ========

(a) Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 2001

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account B (the "Separate Account") is a separate account of Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP LifeAmerica. As of December 31, 2001, the Separate Account is comprised of twenty-five investment divisions, fourteen of which invest exclusively in corresponding portfolios of the Jefferson Pilot Variable Fund, Inc., one each of which invests in certain funds of Templeton, American Century, AYCO, and PIMCO, three of which invest in certain Fidelity Portfolios, two of which invest in certain MFS portfolios, and two of which invest in certain Oppenheimer Portfolios, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above twenty-five portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP LifeAmerica which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: A mortality and expense risk charge payable to JP LifeAmerica is accrued daily which will not exceed .9% of the average net asset value of each division of the Separate Account on an annual basis.

Additionally, during the year ended December 31, 2001, JPVF portfolios paid management fees to Jefferson pilot Investment Advisory corporation, "JPIA" a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                                      FIRST $200                    NEXT $1.10                OVER $1.30
PORTFOLIO                                  MILLION                       BILLION                    BILLION
---------                                 ----------                    ----------                ----------
Growth                                      0.75%                         0.75%                      0.75%
Emerging Growth                             0.80%                         0.75%                      0.70%
Mid-Cap Growth                              0.90%                         0.90%                      0.90%
Capital Growth*                             1.00%                         0.95%                      0.90%
Small Company                               0.75%                         0.70%                      0.65%
Mid-Cap Value                               1.05%                         1.05%                      1.05%
S&P 500 Index                               0.24%                         0.24%                      0.24%
Small-Cap Value                             1.30%                         1.30%                      1.30%
Value                                       0.75%                         0.70%                      0.65%
International Equity                        1.00%                         1.00%                      1.00%
World Growth Stock                          0.75%                         0.70%                      0.65%
Balanced                                    0.75%                         0.70%                      0.65%
High Yield Bond                             0.75%                         0.75%                      0.75%
Money Market                                0.50%                         0.45%                      0.40%

----------
* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio will be reduced to 0.85% of the first $100 Million, 0.80% of the next $400 Million, and 0.75% over $500 Million of average daily net assets.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                               PURCHASES                 SALES
                                                              ----------              -----------
JPVF Growth Division                                          $  134,873              $    7,226
JPVF Emerging Growth Division                                    199,453                  10,769
JPVF Mid-Cap Growth Division                                       5,164                     145
JPVF Capital Growth Division                                     298,019                  23,871
JPVF Small Company Division                                      285,951                  18,807
JPVF Mid-Cap Value                                                 2,615                      29
JPVF S&P Index 500 Division                                      689,657                 176,234
JPVF Small-Cap Value                                              23,029                   7,923
JPVF Value Division                                              177,381                  47,431
JPVF International Equity Division                               109,765                  70,050
JPVF World Growth Stock Division                                 179,788                  49,456
JPVF Balanced Division                                            95,859                  12,876
JPVF High Yield Bond Division                                    208,211                  57,961
JPVF Money Market Division                                       691,584                 922,638
American Century VP Int'l Division                                 1,106                      12
AYCO Growth Division                                             174,289                  18,442
Fidelity VIP Growth Division                                     360,233                  86,012
Fidelity VIP Equity-Income Division                              317,731                  98,009
Fidelity VIP II Contrafund Division                              257,319                  40,761
MFS Research Division                                            130,893                  31,673
MFS Utilities Division                                            88,273                  33,044
Oppenheimer Strategic Bond Division                              142,874                   3,039
Oppenheimer Bond Division                                        129,304                 135,864
PIMCO Total Return Bond Division                                 360,957                  35,218
Templeton International Securities Division                      253,123                  69,054
                                                              ----------              ----------
  Total                                                       $5,317,451              $1,956,544
                                                              ==========              ==========

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP LifeAmerica. JP LifeAmerica is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

The following is a summary of Fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2001.

                                                                                       NET ASSET
                                                                                         VALUE
                                                               SHARES                  PER SHARE
                                                              -------                 -----------
JPVF Growth Division                                           15,416                 $12.802490
JPVF Emerging Growth Division                                  22,404                  14.720720
JPVF Mid-Cap Growth Division                                      586                   8.583180
JPVF Capital Growth Division                                   28,010                  22.468020
JPVF Small Company Division                                    39,683                  13.763240
JPVF Mid-Cap Value                                                277                   9.923390
JPVF S&P Index 500 Division                                   175,245                   7.969400
JPVF Small-Cap Value                                            1,414                  11.071910
JPVF Value Division                                            25,300                  19.517050
JPVF International Equity Division                             19,516                   8.796500
JPVF World Growth Stock Division                               15,843                  20.422030
JPVF Balanced Division                                         12,431                  12.339660
JPVF High Yield Bond Division                                  54,515                   7.196620
JPVF Money Market Division                                     29,377                  10.980060
American Century VP Int'l Division                                172                   6.590000
AYCO Growth Division                                           15,201                   9.440000
Fidelity VIP Growth Division                                   19,884                  33.610000
Fidelity VIP Equity-Income Division                            29,225                  22.750000
Fidelity VIP II Contrafund Division                            27,333                  20.130000
MFS Research Division                                          15,762                  14.320000
MFS Utilities Division                                          9,359                  15.950000
Oppenheimer Strategic Bond Division                            38,555                   4.620000
Oppenheimer Bond Division                                      18,054                  11.210000
PIMCO Total Return Bond Division                               32,311                   9.890000
Templeton International Securities Division                    25,026                  11.850000

For federal income tax purposes, the cost of investments owned at December 31, 2001 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                          2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF Growth Division
   Issuance of units                             12,782       $ 182,430         7,265       $ 171,944        4,928       $ 77,738
   Redemptions of units                           4,211          59,540         3,692          85,055        2,466         39,554
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                                8,571       $ 122,890         3,573        $ 86,889        2,462       $ 38,184
                                                 ======       =========        ======       =========        =====       ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                          2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF Emerging Growth Division
   Issuance of units                             17,880       $ 192,143        20,334       $ 381,638        9,644       $129,418
   Redemptions of units                           4,843          56,819         9,386         171,655        3,392         44,907
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                               13,037       $ 135,324        10,948       $ 209,983        6,252       $ 84,511
                                                 ======       =========        ======       =========        =====       ========

                                                      PERIOD FROM
                                                  OCTOBER 22, 2001(a)
                                                       THROUGH
                                                     DECEMBER 31,
                                                         2001
                                                 ----------------------
                                                  UNITS        AMOUNT
                                                 ------       ---------
JPVF Mid-Cap Growth Division
   Issuance of units                                475       $   5,333
   Redemptions of units                              27             293
                                                 ------       ---------
      Net Increase                                  448       $   5,040
                                                 ======       =========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                          2001                          2000                         1999
                                                 ----------------------        ----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------      ----------        ------       ---------       ------       --------
JPVF Capital Growth Division
   Issuance of units                             33,493      $  361,463        35,335       $ 576,756       18,805       $245,279
   Redemptions of units                          10,183         116,431        13,830         221,330        4,132         53,365
                                                 ------      ----------        ------       ---------       ------       --------
      Net Increase                               23,310      $  245,032        21,505       $ 355,426       14,673       $191,914
                                                 ======      ==========        ======       =========       ======       ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                          2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------      ----------        ------       ---------        -----       --------
JPVF Small Company Division
   Issuance of units                             48,924      $  437,528        37,184       $ 407,958        9,687       $101,961
   Redemptions of units                          17,908         165,541        14,106         148,407        7,267         76,763
                                                 ------      ----------        ------       ---------        -----       --------
      Net Increase                               31,016      $  271,987        23,078       $ 259,551        2,420       $ 25,198
                                                 ======      ==========        ======       =========        =====       ========

----------
(a) Commencement of operations

                                                      PERIOD FROM
                                                   AUGUST 20, 2001(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                         2001
                                                 ----------------------
                                                 UNITS        AMOUNT
                                                 ------       ---------
JPVF Mid-Cap Value Division
   Issuance of units                                289       $   2,761
   Redemptions of units                              17             164
                                                 ------       ---------
      Net Increase                                  272       $   2,597
                                                 ======       =========

                                                                                  PERIOD FROM
                                                                                 MAY 1, 2000(a)
                                                 YEAR ENDED DECEMBER 31,            THROUGH
                                                 -----------------------           DECEMBER 31,
                                                         2001                         2000
                                                 ----------------------       -----------------------
                                                 UNITS          AMOUNT         UNITS         AMOUNT
                                                 ------       ---------       -------      ----------
JPVF S&P Index 500 Division
   Issuance of units                             82,798       $ 928,046        94,878      $1,296,051
   Redemptions of units                          36,115         410,136        14,158         187,720
                                                 ------       ---------        ------      ----------
      Net Increase                               46,683       $ 517,910        80,720      $1,108,331
                                                 ======       =========        ======      ==========

                                                      PERIOD FROM
                                                  AUGUST 20, 2001(a)
                                                       THROUGH
                                                     DECEMBER 31,
                                                         2001
                                                 ----------------------
                                                 UNITS         AMOUNT
                                                 ------       ---------
JPVF Small-Cap Value Division
   Issuance of units                              2,395        $ 23,248
   Redemptions of units                             853           8,140
                                                 ------       ---------
      Net Increase                                1,542        $ 15,108
                                                 ======       =========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF Value Division
   Issuance of units                             17,334       $ 219,868        39,831       $ 481,679        8,669       $105,600
   Redemptions of units                           7,132          90,295        20,264         243,104          959         11,788
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                               10,202       $ 129,573        19,567       $ 238,575        7,710       $ 93,812
                                                 ======       =========        ======       =========        =====       ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF International Equity Division
   Issuance of units                             18,412       $ 163,505        11,888       $ 154,349        6,486       $ 83,522
   Redemptions of units                          12,920         122,382         1,930          26,502        2,931         38,400
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                                5,492       $  41,123         9,958       $ 127,847        3,555       $ 45,122
                                                 ======       =========        ======       =========        =====       ========

----------
(a) Commencement of operations

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF World Growth Division
   Issuance of units                             13,282       $ 166,762        24,333       $ 319,763        9,836       $120,015
   Redemptions of units                           5,786          71,902        10,957         143,319        5,502         67,848
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                                7,496       $  94,860        13,376       $ 176,444        4,334       $ 52,167
                                                 ======       =========        ======       =========        =====       ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF Balanced Division
   Issuance of units                              9,705       $ 127,557         4,386        $ 61,758        2,727       $ 33,822
   Redemptions of units                           3,725          49,141         1,338          19,190          298          3,698
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                                5,980       $  78,416         3,048        $ 42,568        2,429       $ 30,124
                                                 ======       =========        ======       =========        =====       ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------        ----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------       ---------        ------       ---------        -----       --------
JPVF High Yield Bond Division
   Issuance of units                             29,237       $ 299,693        33,060       $ 343,149        3,259       $ 35,400
   Redemptions of units                          16,494         169,683        11,782         121,647          533          5,743
                                                 ------       ---------        ------       ---------        -----       --------
      Net Increase                               12,743       $ 130,010        21,278       $ 221,502        2,726       $ 29,657
                                                 ======       =========        ======       =========        =====       ========

                                                                                                                FOR THE PERIOD
                                                                                                                   JUNE 16,
                                                              YEAR ENDED DECEMBER 31,                             THROUGH(a)
                                                 ----------------------------------------------------             DECEMBER 31,
                                                         2001                         2000                           1999
                                                 ----------------------       -----------------------        --------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS       AMOUNT
                                                 -----       ----------       ------       ----------        -----       ------
JPVF Money Market Division
   Issuance of units                             145,142      1,586,356       241,114      $2,556,156        3,541       $ 35,709
   Redemptions of units                          167,044     $1,834,848       191,443       2,033,072        2,025         20,424
                                                 -------     ----------       -------      ----------        -----       --------
      Net Increase (decrease)                    (21,902)    $ (248,492)       49,671      $  523,084        1,516       $ 15,285
                                                 =======     ==========       =======      ==========        =====       ========

                                                     PERIOD FROM
                                                 NOVEMBER 5, 2001(a)
                                                       THROUGH
                                                     DECEMBER 31,
                                                         2001
                                                 ----------------------
                                                 UNITS          AMOUNT
                                                 ------       ---------
American Century VP Int'l Division
   Issuance of units                                116       $   1,150
   Redemptions of units                               4              40
                                                 ------       ---------
      Net Increase                                  112       $   1,110
                                                 ======       =========

----------
(a) Commencement of operations

                                                      PERIOD FROM
                                                       AUGUST 2
                                                      THROUGH(a)
                                                     DECEMBER 31,
                                                         2001
                                                 ----------------------
                                                 UNITS         AMOUNT
                                                 ------      ----------
AYCO Growth Division
   Issuance of units                             17,730      $  174,152
   Redemptions of units                           2,024          18,726
                                                 ------      ----------
      Net Increase                               15,706      $  155,426
                                                 ======      ==========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
Fidelity VIP Growth Division
   Issuance of units                             36,825      $  417,740        38,894      $  597,613        15,586      $203,305
   Redemptions of units                          14,910         170,189        15,354         235,793         4,434        58,822
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase                               21,915      $  247,551        23,540      $  361,820        11,152      $144,483
                                                 ======      ==========       =======      ==========       =======      ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
Fidelity VIP Equity-Income Division
   Issuance of units                             27,466      $  334,124        51,315      $  645,154        12,628      $157,985
   Redemptions of units                          11,429         138,809        21,888         273,874         5,989        75,747
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase                               16,037      $  195,315        29,427      $  371,280         6,639      $ 82,238
                                                 ======      ==========       =======      ==========       =======      ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
Fidelity VIP II Contrafund Division
   Issuance of units                             24,412      $  286,107        32,352      $  455,772         9,938      $130,668
   Redemptions of units                           6,381          76,899        10,520         148,581         3,747        49,233
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase                               18,031      $  209,208        21,832      $  307,191         6,191      $ 81,435
                                                 ======      ==========       =======      ==========       =======      ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
MFS Research Division
   Issuance of units                             15,566      $  162,811        17,724      $  255,497         8,456      $102,511
   Redemptions of units                           8,001          85,434         8,494         120,125         3,650        44,182
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase                                7,565      $   77,377         9,230      $  135,372         4,806      $ 58,329
                                                 ======      ==========       =======      ==========       =======      ========

----------
(a) Commencement of operations

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
MFS Utilities Division
   Issuance of units                              7,993      $   91,389        12,863      $  181,957         3,716      $ 41,220
   Redemptions of units                           4,484          50,599         4,528          64,010         1,954        21,346
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase                                3,509      $   40,790         8,335      $  117,947         1,762      $ 19,874
                                                 ======      ==========       =======      ==========       =======      ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
Oppenheimer Strategic Bond
   Issuance of units                             13,832      $  149,549         2,105      $   21,615         2,570      $ 26,337
   Redemptions of units                           1,083          11,669         1,456          15,257           328         3,316
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase                               12,749      $  137,880           649      $    6,358         2,242      $ 23,021
                                                 ======      ==========       =======      ==========       =======      ========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS          AMOUNT         UNITS        AMOUNT
                                                 ------      ----------       -------      ----------       -------      --------
Oppenheimer Bond Division
   Issuance of units                             11,860      $  133,500        31,393      $  320,033         3,410      $ 33,945
   Redemptions of units                          13,616         154,417        14,738         150,526           219         2,167
                                                 ------      ----------       -------      ----------       -------      --------
      Net Increase (decrease)                    (1,756)     $  (20,917)       16,655      $  169,507         3,191      $ 31,778
                                                 ======      ==========       =======      ==========       =======      ========

                                                     PERIOD FROM
                                                  AUGUST 20, 2001(a)
                                                       THROUGH
                                                     DECEMBER 31,
                                                         2001
                                                 ----------------------
                                                 UNITS         AMOUNT
                                                 ------      ----------
PIMCO Total Return Bond Division
   Issuance of units                             58,012      $  587,111
   Redemptions of units                          26,469         266,449
                                                 ------      ----------
      Net Increase                               31,543      $  320,662
                                                 ======      ==========

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                          2000                         1999
                                                 ----------------------       -----------------------       ---------------------
                                                 UNITS         AMOUNT          UNITS         AMOUNT          UNITS        AMOUNT
                                                 ------       ---------       -------      ----------       -------      --------
Templeton Int'l Securities Division
      Issuance of units                          21,778      $  248,920        15,302      $  201,817         9,169      $111,581
      Redemptions of units                       11,711         129,212         4,334          58,139         3,745        45,284
                                                 ------      ----------        ------      ----------       -------      --------
         Net Increase                            10,067      $  119,708        10,968      $  143,678         5,424      $ 66,297
                                                 ======      ==========        ======      ==========       =======      ========

----------
(a) Commencement of operations

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for 2001 follows:

                                         BEGINNING OF PERIOD          AT DECEMBER 31            FOR THE YEAR ENDED DECEMBER 31
                                         -------------------  -------------------------------  -------------------------------
                                                UNIT                     UNIT                   INVESTMENT     EXPENSE    TOTAL
                                             FAIR VALUE        UNITS  FAIR VALUE  NET ASSETS   INCOME RATIO*   RATIO**  RETURN***
                                             ----------       ------- ----------  ----------   ------------    -------  ---------
JPVF Growth Division
   2001                                        $20.514         14,658   $13.465   $   197,363       0.00%(c)    0.90%      -34.36%
JPVF Emerging Growth Division
   2001                                        $16.279         31,534   $10.459   $   329,805       0.00%(c)    0.90%      -35.75%
JPVF Mid-Cap Growth Division
   10/22/01(a)                                 $10.000            448   $11.209   $     5,027       0.00%(c)    0.90%(b)    12.09%
JPVF Capital Growth Division
   2001                                        $14.080         60,298   $10.438   $   629,329       0.00%(c)    0.90%      -25.87%
JPVF Small Company Division
   2001                                        $10.366         57,283   $ 9.535   $   546,163       0.00%(c)    0.90%       -8.02%
JPVF Mid-Cap Value Division
   8/20/01(a)                                  $10.000            272   $10.120   $     2,749       0.00%(c)    0.90%(b)     1.20%
JPVF S&P Index 500 Division
   2001                                        $12.597        127,403   $10.963   $ 1,396,599       0.71%       0.90%      -12.97%
JPVF Small-Cap Value Division
   8/20/02(a)                                  $10.000          1,542   $10.153   $    15,658      20.03%(b)    0.90%(b)     1.53%
JPVF Value Division
   2001                                        $12.883         38,091   $12.964   $   493,784       0.93%       0.90%        0.63%
JPVF International Equity Division
   2001                                        $11.362         19,797   $ 8.672   $   171,671       0.00%(c)    0.90%      -23.68%
JPVF World Growth Stock Division
   2001                                        $13.448         25,943   $12.471   $   323,539       1.40%       0.90%       -7.27%
JPVF Balanced Division
   2001                                        $13.795         11,725   $13.084   $   153,398       2.15%       0.90%       -5.15%
JPVF High Yield Bond Division
   2001                                        $10.009         38,243   $10.259   $   392,324      13.66%       0.90%        2.50%
JPVF Money Market Division
   2001                                        $10.712         29,285   $11.015   $   322,558       3.48%       0.90%        2.83%
American Century VP Int'l Division
   11/5/01(a)                                  $10.000            112   $10.093   $     1,133       0.00%(c)    0.90%(b)     0.93%
AYCO Growth Division
   8/2/01(a)                                   $10.000         15,706   $ 9.136   $   143,494       1.49%(b)    0.90%(b)    -8.64%
Fidelity VIP Growth Division
   2001                                        $13.930         58,789   $11.368   $   668,298       0.07%       0.90%      -18.39%
Fidelity VIP Equity-Income Division
   2001                                        $13.191         53,518   $12.424   $   664,868       1.55%       0.90%       -5.81%
Fidelity VIP II Contrafund Division
   2001                                        $13.715         46,132   $11.927   $   550,209       0.65%       0.90%      -13.04%
MFS Research Division
   2001                                        $13.166         21,970   $10.274   $   225,715       0.01%       0.90%      -21.97%
MFS Utilities Division
   2001                                        $14.178         14,019   $10.649   $   149,278       3.11%       0.90%      -24.89%
Oppenheimer Strategic Bond
   Division 2001                               $10.548         16,254   $10.959   $   178,123       1.66%       0.90%        3.90%

                                      F-29


                                         BEGINNING OF PERIOD          AT DECEMBER 31            FOR THE YEAR ENDED DECEMBER 31
                                         -------------------  ------------------------------  --------------------------------
                                                UNIT                     UNIT                   INVESTMENT     EXPENSE    TOTAL
                                             FAIR VALUE        UNITS  FAIR VALUE  NET ASSETS   INCOME RATIO*   RATIO**  RETURN***
                                             ----------       ------- ----------  ----------   ------------    -------  ---------
Oppenheimer Bond Division
   2001                                        $10.460         18,115   $11.173   $  202,383        7.30%       0.90%        6.82%
PIMCO Total Return Bond Division
   8/20/01(a)                                  $10.000         31,543   $10.150   $  319,560        7.48%(b)    0.90%(b)     1.50%
Templeton International Securities
   Division 2001                               $13.316         26,676   $11.118   $  296,554        3.23%       0.90%      -16.51%

----------
(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period
  * These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the divisions is affected by the timing of the declaration of dividends by the underlying fund in which the division invest.
 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicates the commencement date of that investment option in the variable account. The unit value at commencement date is $10. The total return is calculated for the period ended December 31, 2001.

                                   PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot LifeAmerica Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

         The cover sheet.

         The Prospectus consisting of 62 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 485(b)(1) under the Securities Act of 1933.

         The representations regarding fees and charges.

         The signatures.

         Written consent

            Ernst & Young LLP, contained in Exhibit 7 below.

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of Board of Directors of Chubb Colonial Life Insurance Company, adopted at a meeting held on March 2, 1994 (in lieu of indenture or trust creating unit investment trust), (incorporated by reference to Exhibit 1(a) of Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (b) Not applicable.

     (c)(i) Form of Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B and Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 22, 1996, Registration No. 33-77496).

     (ii) Specimen District Manager's Agreement between Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (iii) Specimen Sales Representative's Agreement of Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (iv) Schedule of Commissions (incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (d) Not applicable.

     (e) (i) Specimen Policy (incorporated by reference to Exhibit 1(e)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (ii) Form of Riders (incorporated by reference to Exhibit 1(e)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 22, 1996, Registration No. 33-77496).

     (f)(i) Amended and Restated Charter (with all amendments) of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (ii) By-Laws of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(ii) of Post Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Shubb Securities Corporation (incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

     (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc., filed February 28, 1992, Registration No. 2-94479).

     (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

     (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xvi) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Balanced Portfolio (incorporated by reference to Exhibit 5(k) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xix) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

     (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (Incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.


     (j) Application Incorporated by reference to Exhibit 1(j) of Post-Effective Amendment No. 6, Registration No. 33-77496, filed April 27, 1998.


     2.  Specimen Policy (Same as 1(e)).

     3. Opinion and Consent of counsel as to securities being registered. Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed on December 17, 1996, Registration No. 33-77496.

     4.  Not applicable.

     5.  Not applicable.

     6. Actuarial opinion and consent of Richard C. Dielensnyder, FSA, MAAA. (Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed on December 23, 1997, Registration No. 33-77496).

     7.  Consent of Ernst & Young LLP.

     8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. To be filed by Amendment.

     9.  Specimen Notice of Right of Withdrawal, pursuant to Rule
         6e-3(T)(b)(13)(viii) (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F) (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     11. (a) Undertaking to Guarantee Obligations of Principal Underwriters, pursuant to Rule 6e-3(T)(b)(13)(vi) (Incorporated by reference to Exhibit 11(a) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     (b) Statement of Chubb Colonial Life Insurance Company pursuant to Rule 27d-2 under the Investment Company Act of 1940 (Incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     12. Form of Reinsurance Agreement (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     13. Not Applicable.

     14. Not Applicable.

---------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account B, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 26th day of April, 2002.


(SEAL)                             JPF SEPARATE ACCOUNT B
                                     (Registrant)
                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY AMERICA (Depositor)


                                   By:  /s/ Theresa M. Stone
                                   -------------------------------------------
                                            Theresa M. Stone


                                   Title: Chief Financial Officer
                                   -------------------------------------------

ATTEST:

/s/ Reggie D. Adamson
-------------------------------
Reggie D. Adamson
Chief Accounting Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 26th day of April, 2002.


[SEAL APPEARS HERE]               JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY


                                  By:  /s/ Theresa M. Stone
                                       --------------------------------------
                                           Theresa M. Stone


                                  Title: Chief Financial Officer
                                         ------------------------------------

ATTEST:

/s/ Reggie D. Adamson
--------------------------------
Reggie D. Adamson
Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                            Title                    Date
/s/ Dennis R. Glass
-----------------------------------   Director             April 26, 2002
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             April 26, 2002
    Kenneth C. Mlekush

/s/ Hyatt J. Phillips
-----------------------------------   Director             April 26, 2002
    Hyatt J. Phillips

/s/ David A. Stonecipher
-----------------------------------   Director             April 26, 2002
    David A. Stonecipher

                                  EXHIBIT INDEX

7. Consent of Ernst & Young LLP
   Independent Auditors ..........................................